SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[x]  Preliminary Proxy Statement              [  ]Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       CNL American Properties Fund, Inc.

                (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [x] No fee required.
     [ ]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:


     2) Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     4) Proposed maximum aggregate value of transaction:


     5) Total fee paid:



     [  ]Fee paid previously with preliminary materials.



     [ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:


     2)  Form, Schedule or Registration Statement No.:


     3)  Filing Party:


     4)  Date Filed:




                       CNL AMERICAN PROPERTIES FUND, INC.
                              400 East South Street
                                Orlando, FL 32801



                                 March ___, 1999


To our Stockholders:

         You are cordially invited to attend the annual meeting of stockholders of CNL American Properties Fund, Inc., (the "Company") on May 13, 1999 at 10:30 a.m. at the CNL Management Center at 450 E. South Street, Suite 101, Orlando, Florida. The directors and officers of the Company look forward to greeting you personally. Enclosed for your review are the proxy, the proxy statement, notice of meeting for the annual meeting of stockholders and annual report.

         The Company experienced a year of tremendous growth in 1998. A favorable market environment combined with our conservative investment philosophy contributed to the successful results. During 1998, the Company received over $385 million in capital through its public offerings of shares of common stock and acquired or invested in 165 properties. The number of restaurant chains in the Company's portfolio increased from 29 to 39 and the Company added three new states increasing its presence to 38 states. We believe the Company is well-positioned to participate in the expected continued growth in the restaurant real estate market. Following the successful completion of its first follow on offering of common stock in March 1998, the Company commenced an offering of up to $345,000,000 (34,500,000 shares) of its common stock which was completed in the first quarter of 1999. The remaining net proceeds of this offering will be invested in additional triple-net leased properties and mortgage loans during the first quarter of 1999.


         As we have previously reported, in 1998, a special committee comprised of the Company's independent directors (the "Special Committee") recommended, and the full Board of Directors unanimously approved, a plan calling for the Company to pursue a number of strategic alternatives designed to maximize stockholder value. Under the plan adopted by the Board, the Company (i) will make certain acquisitions (the "Acquisitions") and (ii) will apply to list its common stock for trading on the New York Stock Exchange (the "NYSE").

         As a result of the Acquisitions, the Company will become a full-service real estate investment trust (or a "REIT") and one of the largest triple net lease REITs in the United States. The Acquisitions consist of the following:

o The Company will become internally-advised and will acquire complete acquisition, development and in-house management functions by acquiring its external advisor, CNL Fund Advisors, Inc. (the "Advisor").

o To increase its financing capabilities and expand its mortgage loan portfolio, the Company will acquire CNL Financial Corp. and CNL Financial Services, Inc., affiliates of the Advisor that provide mortgage loans and perform securitization transactions (together, the "CNL Restaurant Financial Services Group").

o To increase significantly the size of its restaurant property portfolio, the Company will seek to acquire 18 CNL Income Funds, limited partnerships affiliated with the Advisor whose properties are substantially the same type as the Company's.

         On February 11, 1999, the Company received two separate fairness opinions from the investment banking firm of Merrill Lynch, Pierce, Fenner & Smith, Incorporated that the consideration, payable in shares of the Company's common stock proposed to be paid for (i) the Advisor and the CNL Restaurant Financial Services Group and (ii) all of the CNL Income Funds is fair to the Company from a financial point of view.

         The Company will seek to have its common stock begin trading on the NYSE concurrently with the consummation of the acquisition of the CNL Income Funds. In accordance with further recommendations of the Special Committee and in an effort to obtain a greater following by the investment banking analyst community, concurrently with or shortly following the Company's acquisition of the CNL Income Funds and NYSE listing, and assuming market conditions permit, the Company intends to offer common stock to the public pursuant to an underwritten public offering.

         The terms of the Acquisitions are described in greater detail in the enclosed proxy statement. In order to facilitate consummation of the Acquisitions and in contemplation of listing the Company's common stock for trading on the New York Stock Exchange, the Company will be proposing for stockholder approval an amendment and restatement of its articles of incorporation. A special meeting will be called for the stockholders to consider and vote upon the proposal. It is expected that the special meeting will be held this summer and that, subject to satisfaction of certain conditions to consummation of the Acquisitions (including, with respect to the acquisition of the CNL Income Funds, approval of the proposal to amend and restate the Company's articles of incorporation), that the Acquisitions will be completed no later than in the fourth quarter of 1999. You will receive further information regarding the proposal and the special meeting in the near future.

         In an effort to prepare for the Company's anticipated future growth as a result of the Acquisitions and for NYSE listing, the Board of Directors is asking for your approval of two important proposals contained in this year's annual proxy in addition to the election of the Board of Directors:


o approval of a one-for-two reverse stock split (the "Reverse Stock Split") of the Company's common stock; and


o        approval of the 1999  Performance Incentive Plan (the "Plan").


         The intent of the Reverse Stock Split is to reduce the number of shares of the Company's common stock outstanding and to increase the future marketability and liquidity of the Company's common stock in connection with the Company's anticipated application for listing with the NYSE. The Board believes that the Reverse Stock Split will allow the Company to list its shares of common stock at a price per share that is more comparable to other listed REITs. Additionally, the Board of Directors believes that the $10.00per share price that the Company's common stock has been sold in its three public offerings (the most recent of which was completed in December 1998) may limit the effective future marketability of the Company's common stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. The Board believes that the decrease in the number of shares of the Company's common stock outstanding as a consequence of the proposed Reverse Stock Split and the resulting anticipated increased price level will enhance its listing with the NYSE and encourage greater interest in the Company's common stock by the financial community and the investing public and possibly promote greater liquidity for the holders of the Company's common stock.

         Because there currently is no established trading market for the Company's common stock, the value at which the Company's common stock may trade now or following the Reverse Stock Split is uncertain. We also do not know the value at which the common stock will trade on the NYSE if it is accepted for listing. Assuming the common stock is valued at $10.00 per share prior to the Reverse Stock Split, the one-for-two Reverse Stock Split would be expected to result in the common stock being valued at approximately $20.00 per share.


         With the prospect of becoming internally advised, the Board also believes that equity-based compensation is an important element of overall compensation for the Company. Such compensation advances the interest of the Company by encouraging, and providing for, the acquisition of equity interests in the Company by participants, thereby aligning participants' interests with stockholders and providing participants with a substantial motivation to enhance stockholder value. The proposed stock incentive plan will achieve this result by allowing designated officers, directors and key employees of the Company to receive various forms of stock awards under the Plan.

         As we prepare for the exciting year ahead, the Board of Directors unanimously recommends that you vote to approve the three proposals included in this year's annual proxy statement. Your vote counts. Please complete and return the attached ballot today. Thank you for your attention to this matter.


Sincerely,



/s/ James M. Seneff, Jr.                    /s/ Robert A. Bourne
----------------------------                ----------------------------
James M. Seneff, Jr.                        Robert A. Bourne
Chairman of the Board and                   Vice Chairman of the Board
Chief Executive Officer                     and Treasurer

                       CNL AMERICAN PROPERTIES FUND, INC.
                              400 East South Street
                             Orlando, Florida 32801



                    Notice of Annual Meeting of Stockholders
                             To Be Held May 13, 1999


         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of CNL AMERICAN PROPERTIES FUND, INC. (the "Company") will be held at 10:30 a.m. local time, on May 13, 1999, at the CNL Management Center at 450 E. South Street, Suite 101, Orlando, Florida, for the following purposes:

         1.       To elect five directors.

         2.       To approve a one-for-two  reverse stock split of the Company's
                  common  stock,  par  value  $0.01  per  share,   whereby  each
                  outstanding share of common stock will be divided by two.


         3. To consider and vote upon the Company's 1999 Performance Incentive Plan.


         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on February 26, 1999, will be entitled to notice of and to vote at the annual meeting or at any adjournment thereof.

         Stockholders are cordially invited to attend the meeting in person.

         WHETHER OR NOT YOU NOW PLAN TO ATTEND THE MEETING, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD FOR WHICH A POSTAGE PAID RETURN ENVELOPE IS PROVIDED. IT IS IMPORTANT THAT YOUR SHARES BE VOTED. IF YOU DECIDE TO ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


                                             By Order of the Board of Directors,

                                             /s/ Lynn E. Rose
                                             ----------------------
                                             Lynn E. Rose
                                             Secretary

March ____, 1999
Orlando, Florida

                       CNL AMERICAN PROPERTIES FUND, INC.
                              400 East South Street
                             Orlando, Florida 32801




                                 PROXY STATEMENT




     This Proxy Statement is furnished by the Board of Directors (the "Board") of CNL American Properties Fund, Inc. (the "Company") in connection with the solicitation by the Company management of proxies to be voted at the annual meeting of stockholders to be held on May 13, 1999, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on February 26, 1999, will be entitled to vote.


     Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted FOR each proposal set forth in this Proxy Statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (2) by presentation at the annual meeting of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the annual meeting and voting in person.


     Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.


     Solicitation of proxies will be primarily by mail. However, directors and officers of the Company also may solicit proxies by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. The Company also has retained D.F. King & Co. to aid in the solicitation of the proxy at an estimated fee of $65,000. It is anticipated that this Proxy Statement and the enclosed proxy first will be mailed to stockholders on or about March ____, 1999.

     As of February 26, 1999, the record date, 74,696,927 shares of common stock of the Company were outstanding. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, officers and directors of the Company had the power to vote approximately 0.03% of the outstanding shares of common stock.

                                                        -2-
                                TABLE OF CONTENTS



PROPOSAL I:        Election of Directors....................................
                   Executive Compensation...................................


PROPOSAL II:       Approval of Reverse Stock Split..........................

PROPOSAL III:      Approval of 1999  Performance Incentive  Plan............

SECURITY OWNERSHIP..........................................................

CERTAIN TRANSACTIONS........................................................

INDEPENDENT AUDITORS........................................................

OTHER MATTERS...............................................................

PROPOSALS FOR NEXT ANNUAL MEETING...........................................

ANNUAL REPORT...............................................................


EXHIBIT A - ARTICLES OF AMENDMENT TO THE AMENDED AND
         RESTATED ARTICLES OF INCORPORATION OF CNL AMERICAN

         PROPERTIES FUND, INC...............................................

EXHIBIT B - CNL AMERICAN PROPERTIES FUND, INC.  1999  PERFORMANCE
         INCENTIVE PLAN.....................................................

                                   PROPOSAL I
                              ELECTION OF DIRECTORS


Nominees

     The persons named below have been nominated by the Board for election as directors to serve until the next annual meeting of stockholders or until their successors shall have been elected and qualified. Messrs. Bourne and Seneff have been directors since May 1994. Messrs. Hostetter, Huseman and Kruse have been directors since March 1995. The table sets forth each nominee's name, age, principal occupation or employment during at least the last five years and directorships in other public corporations.

     The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees. Proxies will be voted FOR the election of the following nominees unless authority is withheld.

Name and Age                                     Background


Robert A. Bourne, 51             Robert A. Bourne has served as a Vice  Chairman
                                 of the Board of Directors  and Treasurer of the
                                 Company since February 1999 and has served as a
                                 director of the Company since May 1994. He also
                                 served as  President  of the  Company  from May
                                 1994  through  February  1999.  Mr.  Bourne has
                                 served as a director of the Company's  advisor,
                                 CNL Fund Advisors, Inc. ("Fund Advisors") since
                                 March 1994 and has served as Treasurer and Vice
                                 Chairman  of  the  Board  of  Directors   since
                                 September  1997. Mr. Bourne served as President
                                 of  Fund   Advisors  from  March  1994  through
                                 September   1997.  Mr.  Bourne  has  served  as
                                 President  and a  director  of CNL  Hospitality
                                 Properties,  Inc.  since  June  1996 and of CNL
                                 Hospitality Advisors,  Inc. since January 1997.
                                 Mr. Bourne has served as President and director
                                 of  CNL  Health  Care  Properties,  Inc.  since
                                 December  1997 and CNL  Health  Care  Advisors,
                                 Inc.  since July 1997.  Mr. Bourne is President
                                 and  Treasurer of CNL Group,  Inc. , President,
                                 Treasurer,   a  director,   and  a   registered
                                 principal of CNL Securities  Corp.,  President,
                                 Treasurer,  and a  director  of CNL  Investment
                                 Company,   and  Chief  Investment   Officer,  a
                                 director  and  Treasurer  of CNL  Institutional
                                 Advisors,   Inc.,   a   registered   investment
                                 advisor.  Mr. Bourne served as President of CNL
                                 Institutional  Advisor,  Inc.  from the date of
                                 its  inception  through July 1997.  Mr.  Bourne
                                 served as  President  of  Commercial  Net Lease
                                 Realty,  Inc.  from July 1992 through  February
                                 1996,  served as Secretary and  Treasurer  from
                                 February 1996 through  December  1997,  and has
                                 served  as a  director  since  July 1992 and as
                                 Vice  Chairman of the Board of Directors  since
                                 February  1996. In addition,  Mr. Bourne served
                                 as President of CNL Realty Advisors,  Inc. from
                                 May  1992  through  February  1996,  served  as
                                 Treasurer  from February 1996 through  December
                                 1997,  served  as  a  director  from  May  1992
                                 through  December  31,  1997 and served as Vice
                                 Chairman from  February  1996 through  December
                                 1997,  at which time such  company  merged with
                                 Commercial  Net Lease Realty,  Inc. Mr. Bourne,
                                 who joined CNL  Securities  Corp. in 1979,  has
                                 participated  as a  general  partner  or  joint
                                 venturer  in  over  100  real  estate  ventures
                                 involved   in   the   financing,   acquisition,
                                 construction, and rental of restaurants, office buildings, apartment complexes, hotels, and other real estate. Included in these real estate ventures are approximately 64 privately offered real estate limited partnerships with investment objectives similar to one or more of the Company's investment objectives, in which Mr. Bourne, directly or through an affiliated entity, serves or has served as a general partner. Mr. Bourne formerly was a certified public accountant with Coopers & Lybrand and a partner in the firm of Bourne & Rose, P.A.

G. Richard Hostetter, Esq., 59   Mr.  Hostetter  has  served  as an  independent
                                 director of the Company  since March 1995.  Mr.
                                 Hostetter  previously  served as a director  of
                                 CNL Hospitality Properties, Inc. from July 1997
                                 through   February  1999.  Mr.   Hostetter  was
                                 associated  with  the law  firm of  Miller  and
                                 Martin  from 1966  through  1989,  the last ten
                                 years of such  association as a senior partner.
                                 As a lawyer,  he served  for more than 20 years
                                 as counsel  for various  corporate  real estate
                                 groups,    fast-food   companies   and   public
                                 companies,   including  The  Krystal   Company,
                                 resulting  in his  extensive  participation  in
                                 transactions  involving  the sale,  lease,  and
                                 sale/leaseback  of approximately 250 restaurant
                                 units.  He  is  licensed  to  practice  law  in
                                 Tennessee and Georgia.  From 1989 through 1998,
                                 Mr.  Hostetter  served as President and General
                                 Counsel of Mills,  Ragland &  Hostetter,  Inc.,
                                 the corporate  general  partner of MRH, L.P., a
                                 holding    company    involved   in   corporate
                                 acquisitions, in which he was also a general and limited partner. Since January 1, 1999, Mr.
                                 Hostetter  has served as President  and General
                                 Counsel of MRH, Inc., which manages two of the businesses formerly owned by MRH, L.P.

Richard C. Huseman, 60           Dr.   Huseman  has  served  as  an  independent
                                 director of the Company  since March 1995.  Mr.
                                 Huseman  previously served as a director of CNL
                                 Hospitality  Properties,  Inc.  from  July 1997
                                 through February 1999. Dr. Huseman is presently
                                 a   professor   in  the   College  of  Business
                                 Administration,  and from  1990  through  1995,
                                 served as the Dean of the  College of  Business
                                 Administration  of the  University  of  Central
                                 Florida.  He has served as a consultant  in the
                                 area of  managerial  strategies  to a number of
                                 Fortune 500 corporations,  including IBM, AT&T,
                                 and 3M, as well as to several  branches  of the
                                 U.S. government,  including the U.S. Department
                                 of  Health   and  Human   Services,   the  U.S.
                                 Department of Justice, and the Internal Revenue
                                 Service.

J. Joseph Kruse, 66              Mr. Kruse has served as an independent director
                                 of the  Company  since March  1995.  Mr.  Kruse
                                 previously   served  as  a   director   of  CNL
                                 Hospitality  Properties,  Inc.  from  July 1997
                                 through   February  1999.   From  1993  to  the
                                 present, Mr. Kruse has been President and Chief
                                 Executive  Officer  of  Kruse  & Co.,  Inc.,  a
                                 merchant   banking   company  engaged  in  real
                                 estate. Mr. Kruse also serves as a director of Gateway American Bank of Florida and Chairman of Topsider Building Systems. Formerly, Mr.
                                 Kruse was a Senior Vice President with Textron,
                                 Inc. for twenty years, and then served as Senior Vice President at G. William Miller &
                                 Co., a firm founded by the former Chairman of the Federal Reserve Board and the Secretary of the Treasury of the United States. Mr. Kruse was responsible for evaluations of commercial real estate and retail shopping mall projects and continues to serve of counsel to the firm.

James M. Seneff, Jr., 52         James M. Seneff,  Jr. has served as Chairman of
                                 the Board of  Directors  of the  Company  since
                                 December  1994  and  as a  director  and  Chief
                                 Executive  Officer  since May 1994.  Mr. Seneff
                                 has  served  as  Chairman  of the Board , Chief
                                 Executive   Officer  and  a  director  of  Fund
                                 Advisors  since  March  1994.  Mr.  Seneff  has
                                 served  as   Chairman  of  the  Board  ,  Chief
                                 Executive   Officer   and  a  director  of  CNL
                                 Hospitality  Properties,  Inc.  since June 1996
                                 and of CNL  Hospitality  Advisors,  Inc.  since
                                 January  1997.  Mr.  Seneff has also  served as
                                 Chairman of the Board,  Chief Executive Officer
                                 and a director of CNL Health  Care  Properties,
                                 Inc.  since  December  1997 and CNL Health Care
                                 Advisors, Inc. since July 1997. Mr. Seneff is a
                                 principal  stockholder  of CNL Group,  Inc.,  a
                                 diversified real estate company, and has served
                                 as its  Chairman of the Board of  Directors,  a
                                 director and Chief Executive  Officer since its
                                 formation in 1980. Mr. Seneff has been Chairman
                                 of the Board of Directors,  director, and Chief
                                 Executive Officer of CNL Securities Corp. since
                                 its formation in 1979. Mr. Seneff also has held
                                 the  position  of  Chairman  of  the  Board  of
                                 Directors,  Chief Executive Officer,  President
                                 and  director  of  CNL  Management  Company,  a
                                 registered   investment   advisor,   since  its
                                 formation   in  1976,   has   served  as  Chief
                                 Executive Officer,  Chairman of the Board and a
                                 director of CNL Investment Company,  has served
                                 as Chief  Executive  Officer,  a  director  and
                                 Chairman   of  the   Board  of   Directors   of
                                 Commercial   Net   Lease   Realty,    Inc.,   a
                                 publicly-traded REIT, listed on the NYSE, since
                                 1992,  served  as Chief  Executive  Officer,  a
                                 director and Chairman of the Board of Directors
                                 of CNL Realty Advisors, Inc. from its inception
                                 in May 1992  through  December  1997,  at which
                                 time such company  merged with  Commercial  Net
                                 Lease Realty,  Inc.,  and has held the position
                                 of Chief  Executive  Officer,  Chairman  of the
                                 Board  and  a  director  of  CNL  Institutional
                                 Advisors,   Inc.,   a   registered   investment
                                 advisor,  since its inception in December 1990.
                                 Mr.  Seneff  previously  served on the  Florida
                                 State  Commission  on  Ethics  and is a  former
                                 member  and  past  Chairman  of  the  State  of
                                 Florida  Investment  Advisory  Council,   which
                                 advises  the  Florida  Board of  Administration
                                 investments   for  various   Florida   employee
                                 retirement   funds.   The   Florida   Board  of
                                 Administration,  Florida's principal investment
                                 advisory and money management agency,  oversees
                                 the  investment  of more  then $60  billion  of
                                 retirement  funds.  Mr.  Seneff has served as a
                                 member of the board of directors of First Union
                                 National Bank of Florida since May 1998 and has
                                 served  as a  member  of the  Orlando  Advisory
                                 Board of First Union  National  Bank of Florida
                                 since March 1994.  Since 1971,  Mr.  Seneff has
                                 been  active in the  acquisition,  development,
                                 and  management  of real estate  projects  and,
                                 directly or through an affiliated  entity,  has
                                 served as a general  partner or joint  venturer
                                 in over 100 real  estate  ventures  involved in
                                 the financing,  acquisition,  construction, and
                                 rental  of   restaurants,   office   buildings,
                                 apartment  complexes,  hotels,  and other  real
                                 estate.  Included in these real estate ventures
                                 are  approximately  65  privately  offered real
                                 estate  limited  partnerships  with  investment
                                 objectives  similar  to  one  or  more  of  the
                                 Company's investment  objectives,  in which Mr.
                                 Seneff,   directly  or  through  an  affiliated
                                 entity, serves or has served as a general partner.

     In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote FOR the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required for the election of directors.

     A majority of the Company's directors are required to be independent, as that term is defined in the Company's Amended and Restated Articles of Incorporation. Messrs. Hostetter, Kruse and Huseman are independent directors.

Compensation of Directors

     During the year ended December 31, 1998, each independent director earned $6,000 for serving on the Board of Directors. Each independent director also received $750 per Board meeting and audit committee meeting attended ($375 for each telephonic meeting in which the director participated), and received $1,000 per special committee meeting and compensation committee meeting ($500 for each telephonic meeting in which the director participated). The Company has not, and in the future will not, pay any compensation to the directors of the Company who also serve as officers and directors of Fund Advisors.

     The Board of Directors met nine times during the year ended December 31, 1998, and the average attendance by directors at Board meetings was approximately 96 percent. Each current member attended at least 85 percent of the total meetings of the Board and of any committee on which he served.

Committees of the Board of Directors

         The Company has a standing Audit Committee, the members of which are selected by the Board of Directors each year. The current members of the Audit Committee, who have served since 1995, are Messrs. Hostetter, Kruse and Huseman. The Audit Committee makes recommendations to the Board of Directors as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. The Audit Committee met twice during the year ended December 31, 1998.


         During 1998, the Board of Directors established a Special Committee of the Board of Directors to consider the implementation of strategic alternatives. The Special Committee consisted of Messrs. Hostetter, Kruse and Huseman, each being an independent member of the Company's Board of Directors having no financial interest in the implementation of the strategic alternatives designed to increase stockholder value which are described below under "Proposal II, Approval of Reverse Stock Split -- Implementation of Strategic Alternatives." The Special Committee met 12 times during the year ended December 31, 1998.


         During 1998, the Board of Directors also established a Compensation Committee consisting of Messrs. Hostetter, Kruse and Huseman. The Compensation Committee advises the Board of Directors on all matters pertaining to future compensation programs and policies and establishes guidelines for future employee incentive and benefits programs. The Compensation Committee met four times during the year ended December 31, 1998.

         The Company currently does not have a nominating committee.

Executive Officers

     The executive officers of the Company are as follows:

     Name                  Position
     ----                  --------


     James M. Seneff, Jr.   Chairman of the Board and Chief Executive Officer

     Robert A. Bourne       Vice Chairman of the Board and Treasurer


     Curtis B. McWilliams   President

     John T. Walker         Chief Operating Officer and Executive Vice President

     Jeanne A. Wall         Executive Vice President

     Steven D. Shackelford  Chief Financial Officer

     Lynn E. Rose           Secretary



     Mr. McWilliams, age 43, has served as President of the Company since February 1999 and previously served as Executive Vice President of the Company from February 1998 through February 1999. Mr. McWilliams joined CNL Group, Inc. in April 1997 and currently serves as an Executive Vice President . In addition, Mr. McWilliams has served as President of Fund Advisors and as President of the Restaurant and Financial Services Groups within CNL Group, Inc. since April 1997. From September 1983 through March 1997, Mr. McWilliams was employed by Merrill Lynch & Co., most recently as Chairman of Merrill Lynch's Private Advisory Services until March 1997.


     Mr. Walker, age 40, has served as Executive Vice President of the Company since January 1996 and Chief Operating Officer of the Company since March 1995, and previously served as Senior Vice President since December 1994. In addition, Mr. Walker has served as Executive Vice President of Fund Advisors since January 1996 and Chief Operating Officer of Fund Advisors since April 1995, and previously served as Senior Vice President of Fund Advisors since November 1994. In addition, Mr. Walker previously served as Executive Vice President of CNL Hospitality Properties, Inc. and CNL Hospitality Advisors, Inc. From May 1992 to May 1994, Mr. Walker, a certified public accountant, was Executive Vice President for Finance and Administration and Chief Financial Officer of Z Music, Inc., a cable television network (subsequently acquired by Gaylord Entertainment), where he was responsible for overall financial and administrative management and planning. From January 1990 through April 1992, Mr. Walker was Chief Financial Officer of the First Baptist Church in Orlando, Florida. From April 1984 through December 1989, he was a partner in the accounting firm of Chastang, Ferrell & Walker, P.A., where he was the partner in charge of audit and consulting services, and from 1981 to 1984, Mr. Walker was a Senior Consultant/Audit Senior at Price Waterhouse.

     Ms. Wall, age 40, has served as Executive Vice President of the Company since December 1994 , as Executive Vice President of Fund Advisors since November 1994, and previously served as Vice President of Fund Advisors from March 1994 through November 1994. Ms. Wall has served as Chief Operating Officer of CNL Investment Company and of CNL Securities Corp. since November 1994 and has served as Executive Vice President of CNL Investment Company since January 1991. Ms. Wall joined CNL Securities Corp. in 1984. In 1985, Ms. Wall became Vice President of CNL Securities Corp. In 1987, she became Senior Vice President and in July 1997 she became Executive Vice President of CNL Securities Corp. In this capacity, Ms. Wall serves as national marketing and sales director and oversees the national marketing plan for the CNL investment programs. In addition, Ms. Wall oversees product development, partnership administration and investor services for programs offered through participating brokers and corporate communications for CNL Group, Inc. and its affiliates. Ms. Wall also has served as Senior Vice President of CNL Institutional Advisors, Inc., a registered investment advisor, from 1990 to 1993, as Vice President of CNL Realty Advisors, Inc. since its inception in 1991 until December 31, 1997, at which time CNL Realty Advisors, Inc. merged with Commercial Net Lease Realty, Inc., and served as Vice President of Commercial Net Lease Realty, Inc. from 1992 through December 31, 1997. In addition, Ms. Wall serves as Executive Vice President of CNL Hospitality Properties, Inc., CNL Hospitality Advisors, Inc., CNL Health Care Properties, Inc. and CNL Health Care Advisors, Inc. Ms. Wall currently serves as a trustee on the Board of the Investment Program Association and on the Direct Participation Program committee for the National Association of Securities Dealers.


     Mr. Shackelford, age 35, has served as Chief Financial Officer of the Company since January 1997 and as Chief Financial Officer of Fund Advisors since September 1996. From March 1995 to July 1996, Mr. Shackelford was a senior manager in the national office of Price Waterhouse where he was responsible for advising foreign clients seeking to raise capital and a public listing in the United States. From August 1992 to March 1995, he served as a manager in the Price Waterhouse, Paris, France office serving several multinational clients. Mr. Shackelford was an audit staff and audit senior from 1986 to 1992 in the Orlando, Florida office of Price Waterhouse. Mr Shackelford is a certified public accountant.

     Ms. Rose, age 50, has served as Secretary of the Company since December 1994, served as Treasurer from December 1994 through February 1999, has served as a director and Secretary of Fund Advisors since March 1994, and as Treasurer of Fund Advisors from the date of its inception through June 30, 1997. Ms. Rose, a certified public accountant, has served as Secretary of CNL Group, Inc. since 1987, as Chief Financial Officer of CNL Group, Inc. since December 1993, and served as Controller of CNL Group, Inc. from 1987 until December 1993. In addition, Ms. Rose has served as Chief Financial Officer and Secretary of CNL Securities Corp. since July 1994. She has served as Chief Operating Officer, Vice President and Secretary of CNL Corporate Services, Inc. since November 1994. Ms. Rose also has served as Chief Financial Officer and Secretary of CNL Institutional Advisors, Inc. since its inception in 1990, as Treasurer of CNL Realty Advisors, Inc. from 1991 to February 1996, and as Secretary and a director of CNL Realty Advisors, Inc. since its inception in 1991 until December 31, 1997, at which time CNL Realty Advisors, Inc. merged with Commercial Net Lease Realty, Inc. In addition, Ms. Rose served as Secretary and Treasurer of Commercial Net Lease Realty, Inc. from 1992 to February 1996. Ms. Rose also serves as Secretary and Treasurer of CNL Hospitality Properties, Inc. and CNL Health Care Properties, Inc. and as Secretary, Treasurer and a director of CNL Hospitality Advisors, Inc. and CNL Health Care Advisors, Inc. Ms. Rose also currently serves as Secretary for approximately 50 additional corporations. Ms. Rose oversees the legal compliance, accounting, tenant compliance, and reporting for over 250 corporations, partnerships and joint ventures. Prior to joining CNL, Ms. Rose was a partner with Robert A. Bourne in the accounting firm of Bourne & Rose, P.A., Certified Public Accountants.

     The backgrounds of Messrs. Seneff and Bourne are described at "ELECTION OF DIRECTORS."


                             EXECUTIVE COMPENSATION

Annual Compensation

     No annual or long-term compensation was paid by the Company to the Chief Executive Officer for services rendered in all capacities to the Company during the fiscal years ended December 31, 1996, 1997 and 1998. In addition, no executive officer of the Company received an annual salary or bonus from the Company during the fiscal year ended December 31, 1998. The Company's executive officers also are employees and executive officers of Fund Advisors and receive compensation from CNL Group, Inc. in part for services in such capacities. See "Certain Transactions" for a description of the fees payable and expenses reimbursed to Fund Advisors.

                                   PROPOSAL II

                         APPROVAL OF REVERSE STOCK SPLIT


         The Board has unanimously approved, and recommends to the holders of the Company's common stock that they approve, a one-for-two reverse stock split of the Company's common stock, par value $.01 per share (the "Reverse Stock Split"). If approved by the stockholders, the Reverse Stock Split may be effected, as described below.

         As part of the implementation of the strategic alternatives discussed below under "Implementation of Strategic Alternatives," the Company intends to apply to list its common stock for trading on the New York Stock Exchange (the "NYSE"). The intent of the Reverse Stock Split is to reduce the number of shares of the Company's common stock authorized and outstanding and to increase the marketability and liquidity of the Company's common stock in connection with the Company's anticipated application for listing . If the Reverse Stock Split is approved by the holders of the Company's common stock at the Annual Meeting, the Reverse Stock Split will be effected unless there is a subsequent determination by the Board that the Reverse Stock Split is not in the best interests of the Company and its stockholders. Although the Board believes as of the date of this Proxy Statement that the Reverse Stock Split is advisable, the Reverse Stock Split may be abandoned by the Board at any time before, during or after the Annual Meeting and prior to filing the proposed Articles of Amendment to the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation"), as set forth in Exhibit A to this Proxy Statement. The Board might determine that the Reverse Stock Split is not in the best interests of the Company and its stockholders and may decide to abandon the Reverse Stock Split in the event, for example, that the Company's application for listing on the NYSE is not approved or if there is a change in market conditions that causes the Company to decide not to apply to list the common stock for trading on the NYSE. Based on the Company's discussions with the NYSE regarding listing the Company's common stock and on its knowledge of the NYSE's current listing requirements, the Company believes that it has the ability to satisfy such listing requirements.


         The discussion of the Reverse Stock Split set forth below is qualified in its entirety by reference to Exhibit A, which is incorporated herein by reference.

Purposes of the Reverse Stock Split


         The principal purpose of the Reverse Stock Split is to reduce the number of shares of the Company's common stock outstanding. The Board believes that the Reverse Stock Split would allow the Company to list its shares of common stock on a national exchange at a price per share that is more comparable to other publicly-traded REITs. The Board bases this determination on its review of the trading prices of other publicly-traded REITs and on the advice it received from Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch") and Salomon Smith Barney Holdings, Inc. (together, the "Financial Advisors"), its financial advisors with respect to the Board's consideration and implementation of the strategic alternatives. The Financial Advisors advised the Board that the current $10.00 per share price of the Company's common stock may, upon listing on the NYSE, limit the effective marketability of the Company's common stock at the time of listing because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks.

         The Board of Directors believes, based on its own analysis and the advice of the Financial Advisors, that a decrease in the number of authorized and outstanding shares of the Company's common stock, without any material alteration of the proportionate economic interest in the Company held by individual shareholders, may increase the trading price of the outstanding shares when listed on the NYSE, to a price more appropriate for an exchange-listed security, although no assurance can be given that the market price of the Company's common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split.


         The Board believes that the decrease in the number of shares of the Company's common stock outstanding as a consequence of the proposed Reverse Stock Split and the resulting anticipated increased price level will enhance its listing with the NYSE and encourage greater interest in the Company's common stock by the financial community and the investing public and possibly promote greater liquidity for the holders of the Company's common stock. It is possible, however, that liquidity could be affected adversely by the reduced number of shares of common stock outstanding after the Reverse Stock Split. Although any increase in the market price after listing of the Company's common stock resulting from the Reverse Stock Split may be proportionately less than the decrease in the number of shares of common stock outstanding, the proposed Reverse Stock Split could result in a market price for the shares that would be high enough to overcome the reluctance, policies and practices of brokerage houses and investors referred to above.

         There can be no assurances, however, that the foregoing effects will occur or that the market price of the Company's common stock immediately after implementation of the proposed Reverse Stock Split and listing will be maintained for any period of time, or that such market price will approximate two times the market price before the proposed Reverse Stock Split.


Implementation of Strategic Alternatives

         General. In 1998, a special committee comprised of the Company's independent directors (the "Special Committee") recommended, and the full Board of Directors unanimously approved, a plan calling for the Company to pursue a number of strategic alternatives designed to maximize stockholder value. Under the plan adopted by the Board, the Company will make certain acquisitions (the "Acquisitions") and, as described above, will apply to list its common stock for trading on the NYSE. As discussed above, the Reverse Stock Split is being proposed in anticipation of the Company submitting an application to list its common stock for trading on the NYSE.

         As a result of the Acquisitions, the Company will become a full-service REIT and one of the largest triple net lease REITs in the United States. The Acquisitions consist of the following:

o The Company will become internally-advised and will acquire complete acquisition, development and in-house management functions by acquiring its external advisor, CNL Fund Advisors, Inc. (the "Advisor").

o To increase its financing capabilities and expand its mortgage loan portfolio, the Company will acquire CNL Financial Corp. and CNL Financial Services, Inc., affiliates of the Advisor that provide mortgage loans and perform securitization transactions (together, the "CNL Restaurant Financial Services Group").

o To increase significantly the size of its restaurant property portfolio, the Company will seek to acquire 18 CNL Income Funds, limited partnerships affiliated with the Advisor whose properties are substantially the same type as the Company's.


         The Company will seek to have its common stock begin trading on the NYSE concurrently with the consummation of the acquisition of the CNL Income Funds. The listing of the common stock will substantially enhance liquidity for the Company's stockholders, whose investments in the Company currently are unlisted and trade in markets that are informal and sporadic. In accordance with further recommendations of the Special Committee and in an effort to obtain a greater following by the investment banking analyst community, concurrently with or shortly following the Company's acquisition of the CNL Income Funds and NYSE listing, and assuming market conditions permit, the Company intends to offer common stock to the public pursuant to an underwritten public offering.

         Merger Agreements and Consideration Payable. On March 11, 1999, the Company entered into agreements with respect to the Acquisitions. Under the merger agreements, the Advisor, and the CNL Restaurant Financial Services Group will each be merged into a separate newly-formed, wholly-owned subsidiary of the Company and the CNL Income Funds will be merged into CNL APF Partners, L.P., an existing, wholly-owned subsidiary of the Company through which the Company will conduct its business after the Acquisitions have been consummated. The merger agreements provide that the consideration payable by the Company to the stockholders of the Advisor and the CNL Restaurant Financial Services Group will consist of 7,600,000 shares and 4,700,000 shares, respectively, of the Company's common stock. If all of the CNL Income Funds are acquired, up to an aggregate of 61,000,000 shares of the Company's common stock will be issued to the partners of the CNL Income Funds (before the payment by the CNL Income Funds of certain acquisition expenses). If the Reverse Stock Split is approved and effected, the number of shares payable in the Acquisitions will be adjusted accordingly such that the Company would issue 3,800,000 shares and 2,350,000 shares of common stock for the acquisition of the Advisor and the CNL Restaurant Financial Services Group, respectively, and up to an aggregate of 30,500,000 shares of common stock for the CNL Income Fund acquisitions.

         On February 11, 1999, the Company received two separate fairness opinions from the investment banking firm of Merrill Lynch, Pierce, Fenner & Smith, Incorporated that the consideration, payable in shares of the Company's common stock proposed to be paid for (i) the Advisor and the CNL Restaurant Financial Services Group and (ii) all of the CNL Income Funds is fair to the Company from a financial point of view. In determining the consideration to be paid in the Acquisitions, the Special Committee and the full Board of Directors assumed the value of a share of the Company's common stock to be $10.00, the price per share paid by investors in the Company's most recent public offering that was completed in December 1998.

         Special Meeting of the Stockholders. In order to facilitate consummation of the Acquisitions and in contemplation of listing the Company's common stock for trading on the NYSE, the Company will be proposing for stockholder approval an amendment and restatement of its articles of incorporation. Among other things, the amended and restated articles would increase the number of shares of common stock that the Company is authorized to issue in order to have a sufficient number of shares for the Company to consummate the acquisitions of the CNL Income Funds. A special meeting will be called for the stockholders to consider and vote upon the proposal. It is expected that the special meeting will be held this summer. The Company's stockholders will receive further information regarding the proposal and the special meeting in the near future.

         Conditions to Closing and Consummation of the Acquisitions. The acquisitions of the Advisor and the CNL Restaurant Financial Services Group are subject to customary closing conditions. The acquisitions of the CNL Income Funds are subject to a number of conditions, including (i) approval of the acquisition by the limited partners of the CNL Income Funds holding units of limited partnership interest constituting greater than 50% of the outstanding limited partnership interests of each CNL Income Fund, (ii) approval by the Company's stockholders of an increase in the number of shares of common stock necessary to consummate the acquisitions of the CNL Income Funds (which, as noted above, would be effected by the amended and restated articles that will be proposed at the upcoming special meeting of stockholders), (iii) consummation of the acquisition of the CNL Income Funds by not later than December 31, 1999,
(iv) completion of the acquisitions of the Advisor and the CNL Restaurant Financial Services Group and (v) other customary closing conditions. Further, while the acquisition of any one CNL Income Fund does not depend on the acquisition of any other CNL Income Fund, if less than all of the CNL Income Funds vote to be acquired, the acquisition of the CNL Income Funds will be subject to the receipt by the Company of a fairness opinion from Merrill Lynch that the acquisition of the CNL Income Funds that have voted to be acquired is fair to the Company from a financial point of view.

         It is expected that the Acquisitions will be consummated no later than the fourth quarter of 1999 and that each will be treated as a purchase for financial accounting purposes. The acquisitions of the Advisor and the CNL Restaurant Financial Services Group may be completed earlier in 1999 in the event that the Company's Board of Directors believes that it would be in the best interests of the Company to consummate those acquisitions at an earlier date.

         Approval of the proposal to effect the Reverse Stock Split is not a condition to any of the Acquisitions or to NYSE listing. The Company expects to consummate the Acquisitions and to apply for NYSE listing in order to provide liquidity and a trading market for its common stock whether or not the Reverse Stock Split is approved by the stockholders.


Effect of the Reverse Stock Split

         If the Reverse Stock Split is approved by the holders of the Company's common stock at the Annual Meeting, and unless there is a subsequent determination by the Board of Directors that the Reverse Stock Split is not in the best interests of the Company and its stockholders, an amendment to Section
7.1 of Article VII of the Articles of Incorporation, in the form set forth in Exhibit A hereto, would be filed with the Maryland Department of Assessments and Taxation on any date (the "Reverse Split Date") selected by the Board on or prior to the Company's next annual meeting of stockholders. The Reverse Stock Split would become effective on the date of such filing. Without any further action on the part of the Company or the holders of the Company's common stock, the shares of the Company's common stock held by stockholders of record as of the Reverse Split Date would be converted on the Reverse Split Date into the right to receive an amount of whole shares of Company's common stock equal to the number of their shares divided by two. The number of authorized shares of Company's common stock would be reduced from 125,000,000 to 62,500,000.

         No fractional shares would be issued, and no such fractional share interest would entitle the holder thereof either to vote or to any rights of a stockholder of the Company. In lieu of any such fractional shares, each holder of such fractional shares would be entitled to a cash payment in an amount equal to the fraction of a whole share of common stock multiplied by (i) if the stock is listed on the NYSE, another national exchange or on the NASDAQ Stock Market, the last closing price of the common stock, or (ii) $20.00 per share if the stock is not listed on the NYSE, another national exchange or on the NASDAQ Stock Market.

         Approval of the Reverse Stock Split would not affect any continuing stockholder's percentage ownership interest in the Company or proportional voting power, except for minor differences resulting from the payment in cash of fractional shares. The shares of Company's common stock which would be issued upon approval of the Reverse Stock Split would be fully paid and nonassessable. The voting rights and other privileges of the continuing holders of Company's common stock would not be affected substantially by adoption of the Reverse Stock Split or subsequent implementation thereof.

         The par value of the Company's common stock would remain at $0.01 per share following the Reverse Stock Split, and the number of shares of Company's common stock outstanding would be reduced. As a consequence, the aggregate par value of the outstanding Company's common stock would be reduced, while the aggregate capital in excess of par value attributable to the outstanding
Company's common stock for statutory and accounting purposes would be correspondingly increased. Under Maryland law, the Board would have the authority, subject to certain limitations, to transfer some or all of such capital in excess of par value from capital to surplus, which could be distributed to stockholders as dividends or used by the Company to repurchase outstanding stock. The Company has no plans to reduce capital at this time.


         As of the Record Date, the number of issued and outstanding shares of Company's common stock was 74,696,927. As a result of the Reverse Stock Split, the aggregate number of shares of Company's common stock that would be issued and outstanding would be approximately 37,348,464, and 25,151,536 shares would be authorized and unissued (22,926,536 shares, including the reservation of an additional 2,225,000 shares of Company's common stock for issuance upon exercise of outstanding stock options under the Company's 1999 Performance Incentive
Plan).

         The adoption of the 1999 Performance Incentive Plan is being submitted to stockholders pursuant to this Proxy Statement. If the 1999 Performance Incentive Plan is approved and the Reverse Stock Split is similarly approved, the total number of shares reserved for grants and all options granted under the plan would be reduced proportionately.


         The following table illustrates the principal effects of the proposed Reverse Stock Split, as of the Record Date:



                                                               Number of Shares of Common Stock
                                                  ------------------------------------------------------------
                                                  Prior to reverse stock split     After reverse stock split
                                                  -----------------------------    ---------------------------
Authorized                                                         125,000,000                     62,500,000

Outstanding                                                        (74,696,927 )                  (37,348,464)
Reserved for issuance in connection
with future grants  under the 1999
 Performance Incentive Plan                                        (4,500,000 )                   (2,225,000 )

                                                  -----------------------------    ---------------------------

Available for future issuance by action
of the Board (after giving effect to the

reservations above)                                                 45,803,073                     22,926,536
                                                  =============================    ===========================



         As described above in "Implementation of Strategic Alternatives," if the Reverse Stock Split is effected and the Acquisitions are consummated, the Company will issue 3,800,000 shares and 2,350,000 shares of common stock for the acquisition of the Advisor and the CNL Restaurant Financial Services Group, respectively, and up to an aggregate of 30,500,000 shares of common stock for the CNL Income Fund acquisitions. Concurrently with or shortly following the Company's acquisition of the CNL Income Funds and NYSE listing, and assuming market conditions permit, the Company also intends, as discussed above, to offer common stock to the public pursuant to an underwritten public offering. The Company has not yet determined how many shares of common stock would be offered for sale in the public offering or when the offering would commence.

         The issuance of shares of the Company's common stock in connection with the Acquisitions and any future sales (pursuant to the contemplated underwritten public offering or otherwise) will increase the number of outstanding shares, which will dilute the ownership interest in the Company represented by each share and could adversely affect the market price of the shares. Based on the number of shares of common stock outstanding as of the Record Date and assuming the Reverse Stock Split is effected, if the Acquisitions are consummated and if all of the CNL Income Funds are acquired, the Company will have approximately 73,639,713 shares outstanding (net of expenses to be paid by the CNL Income Funds in the form of a reduction in the number of shares paid to each CNL Income Fund that is acquired). Of such outstanding shares, approximately 67,489,713 shares will be freely tradable in the open market.


Federal Income Tax Consequences

         The Company believes that the federal income tax consequences of the Reverse Stock Split will be as follows:

i. No income gain or loss will be recognized by stockholders on the surrender of their existing shares of common stock in exchange for the issuance of the new number of shares of common stock.

ii. The tax basis of the common stock issued in the Reverse Stock Split will equal the tax basis of the common stock exchanged therefor.

iii. The holding period of the common stock issued in the Reverse Stock Split will include the holding period of the original common stock if such shares were held as capital assets.

iv. The conversion of the old common stock into the common stock issued in the Reverse Stock Split will produce no taxable income or gain or loss to the Company.

         The foregoing summary represents the Company's opinion only and is based on the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and existing administrative interpretations thereof, any of which may be revised retroactively. The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

         The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the state in which such stockholder resides. Stockholders are urged to consult their own tax advisors with respect to the federal, state, and local tax consequences of the Reverse Stock Split.

No Right of Appraisal

         Under the Maryland General Corporation Law, dissenting stockholders are not entitled to appraisal rights with respect to the Company's proposed amendment to the Articles of Incorporation to effect the Reverse Stock Split, and the Company will not provide stockholders with any such right.

         Approval of the Reverse Stock Split and the amendment to the Articles of Incorporation requires the affirmative vote of a majority of the outstanding Company's common stock outstanding and entitled to vote at the Annual Meeting.

         The Board unanimously recommends that the stockholders vote "for" the Reverse Stock Split.

                                  PROPOSAL III


                   APPROVAL OF 1999 PERFORMANCE INCENTIVE PLAN


         The Board has unanimously approved, and proposes that the stockholders of the Company approve, the 1999 Performance Incentive Plan (the "Plan"). The Plan will become effective on February 23, 1999, subject to the approval of the stockholders of the Company. Following is a summary description of the 1999 Plan, which is qualified in its entirety to the full text of the Plan, attached hereto as Exhibit B and incorporated herein by reference.

         The Board believes that equity-based or equity-related compensation is an important element of overall compensation for the Company. Such compensation advances the interest of the Company by encouraging, and providing for, the acquisition of equity interests in the Company by participants, thereby aligning participants' interests with stockholders and providing participants with a substantial motivation to enhance stockholder value.


         Description of the Plan


         The Plan would authorize the issuance of up to 4,500,000 shares of Company's common stock upon the exercise of stock options (both incentive and nonqualified), stock appreciation rights and the award of restricted stock ("Stock Award") provided, that the aggregate number of shares of Common Stock that may be issued pursuant to Options, SARs and Stock Awards granted under the Plan shall increase automatically to 9,000,000 shares and 12,000,000 shares respectively, when the Corporation has issued and outstanding 150,000,000 shares and 200,000,000 shares, respectively, of common stock. The Plan will become effective on February 23, 1999 subject to stockholder approval, and terminates on February 23, 2009. The Plan will be administered by the Compensation Committee of the Board or by any other committee duly appointed by the Board (as applicable, the "Committee"), in either case comprised of not fewer than two non-employee directors, or if no Committee is appointed, by the Board.

         Key employees, officers, directors and persons performing consulting or advisory services for the Company or its affiliates, as defined in the Plan, who are designated by the Committee, are eligible to receive awards under the Plan. Awards may be made in the form of stock options, stock awards , stock appreciation rights ("SARs"), Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards. Following is a description of the awards permitted under the Plan.

         Under the Plan, fair market value is the last sale price of the Company's common stock as reported on the over-the-counter market or, if the
Company's common stock is listed on the New York Stock Exchange (or another national exchange or the NASDAQ Stock Market), the closing price of the Company's common stock as listed on the New York Stock Exchange (or another national exchange or the NASDAQ Stock Market) on that date or, if there are no sales of shares reported on that date, the last sale price or the closing price as reported on the over-the-counter market or listed on the New York Stock Exchange (or another national exchange or the NASDAQ Stock Market), respectively, on the next preceding date on which sales of Company's common stock were reported or, if the Company's common stock is not listed on the NYSE (or another national exchange or the NASDAQ Stock Market) or traded on the over-the-counter market, the price per share determined by the Company's Board of Directors on the basis of the quarterly valuation of the Company's assets. To the extent that the aggregate fair market value (determined on the option grant date) of the shares of Company's common stock with respect to which incentive stock options are exercisable exceeds $100,000, such options are deemed not to be incentive stock options.

         As of February 26, 1999, ten directors and executive officers were eligible to receive awards under the Plan. The Company currently has no employees. Following the Acquisition of the Advisor and the CNL Restaurant Financial Services Group, the Company will employ approximately 135 individuals, who currently are employed by the Advisor or CNL Financial Services Group. Under the Plan, an employee of the Company is eligible to participate in the Plan if the Committee determines that such employee has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or its affiliates.

         Options. Stock options granted under the Plan may be either incentive stock options or non-qualified stock options. Incentive stock options may be granted only to employees of the Company or any of its affiliates. Options granted under the Plan are exercisable only to the extent vested on the date of exercise, and no options may be exercised more than ten years from the date the option is granted (five years in the case of an incentive stock option granted to a person who owns more than 10% of the total combined voting power of all classes of the Company's stock (a "Ten Percent Shareholder")). The exercise price per share of each option granted under the Plan may not be less than 100% (110% in the case of a Ten Percent Shareholder) of the fair market value of the Company's common stock on the date of grant.

         An option may be exercised, in full or in part, provided that the option is vested. Options may be exercised by written notice delivered to the Secretary of the Company accompanied by payment of the option exercise price payable (i) in cash, (ii) with Company's common stock owned by the participant,
(iii) by delivery to the Company of (x) irrevocable instructions to deliver directly to a broker the stock certificates representing the shares for which the option is being exercised and (y) irrevocable instructions to such broker to sell the stock and to promptly deliver to the Company the portion of the proceeds equal to the option exercise price and any amount necessary to satisfy the Company's obligation for withholding taxes, or (iv) any combination thereof. The Company's common stock used to pay the option exercise price or any portion thereof will be valued at the fair market value of such Company's common stock on the date of exercise and must have been held for at least six months.


         The Committee or the Board, as the case may be, has the authority to determine the circumstances under which options vest upon termination of the employment or service of the participant for any reason. Unless otherwise provided by the Committee, vesting of an option generally ceases on the date that an option holder terminates employment or service for any reason with the Company or an affiliate. Options granted under the Plan terminate on the date three months after the date on which the participant terminates employment, or the expiration under the terms of the option agreement, whichever period is shorter except in the case of death, disability or retirement. In the event a participant terminates employment by reason of death or disability, or the participant's death occurs after termination of employment or service but before the option has expired, the option held by such participant may be exercised, to the extent exercisable, for a period of one year from the date of death or disability or until the expiration of the stated term of such option, whichever period is shorter. In the event of termination "for cause," any unexercised option held by such participant shall be forfeited immediately upon the giving of notice of such termination of employment or service for cause to the participant.

         Options are not transferable by a participant during the participant's lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by will or by the applicable laws of descent and distribution. Under the Plan, an option that is not an incentive stock option may be transferred to immediate family members of the option holder or to a trust or partnership for such family members; provided, however, that the option holder receives no consideration for such transfer. In the event of such transfer, the option and any corresponding SAR that relates to such option must be transferred to the same person or persons or entity or entities.


         Stock Awards. Participants may also be granted stock awards, which are shares of Company's common stock granted subject to the satisfaction of certain specified conditions. Stock awards by the Committee will be subject to such restrictions as the Committee may impose thereon (the "Restrictions"), including, but not limited to, continuous employment or service with the Company or any of its affiliates for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals. If the Committee, on the date of the stock award, prescribes that a stock award shall become nonforfeitable and transferable only upon the attainment of certain performance objectives, the shares subject to such stock award shall become nonforfeitable and transferable only to the extent that the Committee certified that such objectives have been achieved. The Committee may endorse a legend on the certificates representing the stock award in order to prevent a violation of the requirements of the Securities Act of 1933, as amended, or to implement the Restrictions with respect to such stock award. The Committee may also require that the participant deliver to the Company a written statement in which the participant represents and warrants that the shares in the stock award are being acquired for the participant's own account and not with a view to the resale or distribution thereof.


         Stock awards are nontransferable except by the laws of descent and distribution. No right or interest of a participant in a stock award shall be liable for, or subject to, any lien, obligation or liability of such participant. Notwithstanding the restriction on transferability, the Committee may provide that a stock award may be transferred to members of the participant's immediate family, provided that the participant does not receive consideration for the transfer. The transferee of a stock award shall be bound by the same terms and conditions that governed the stock award during the period that it was held by the participant.

         Upon the issuance of a stock award to a participant, the stock certificate representing the stock award will be issued and transferred to and in the name of the participant, whereupon the participant will be entitled to all rights of a stockholder of the Company with respect to such stock award, including the rights to vote such shares and to receive dividends. The Company will hold such stock certificate in custody, together with stock powers executed by the participant in favor of the Company, until the restricted period expires and the restrictions imposed on the stock award are satisfied.


         SARs. Participants may also be granted a SAR that entitles the holder to receive the difference between the fair market value of the shares on the date of grant and the date of exercise of the shares of Company's common stock subject to the award. SARs may be granted in relation to a particular option awarded under the Plan and exercisable only upon surrender to the Company, unexercised, of that portion of the option to which the SAR relates. The
Committee has authority to designate each individual to whom SARs are to be granted and to specify the number of shares covered by such grants. No participant may be granted corresponding SARs that are related to incentive stock options which are first exercisable in any calendar year for stock having an aggregate fair market value that exceeds $100,000 (determined as of the date the related option is granted). Corresponding SARs may be granted either at the time of the grant of such option or at any subsequent time prior to the expiration of such option; provided, however, that corresponding SARs shall not be offered or granted in connection with a prior option without the consent of the participant holding such option.


         The maximum period in which a SAR may be exercised will be determined by the Committee, except that no corresponding SAR that is related to an incentive stock option shall be exercisable after the expiration of ten years from the date such related option was granted. In the case of a SAR that is related to an incentive stock option granted to a participant who is or is deemed to be a Ten Percent Shareholder, such corresponding SAR shall not be exercisable after the expiration of five years from the date such related option was granted. The terms of any corresponding SAR that is related to an incentive stock option may provide that it is exercisable for a period less than such maximum period.

         Subject to the provisions of the Plan and the applicable SAR agreement, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related option is exercisable and only when the fair market value exceeds the option exercise price of the related option. A SAR granted under the Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with the Plan and the related agreement with respect to the remaining shares of Company's common stock subject to the SAR. The exercise of a corresponding SAR shall result in the termination of the related option to the extent of the number of shares of Company's common stock with respect to which the SAR is exercised.

         At the Committee's discretion, the amount payable as a result of the exercise of a SAR may be settled in cash, shares of Company's common stock, or a combination of cash and Company's common stock.

         SARs granted under the Plan are not transferable except by will or by the laws of descent and distribution. During the lifetime of the participant to whom the SAR is granted, the SAR may be exercised only by the participant. The Committee may grant SARs that may be transferred to immediate family members to the extent and on such terms as may be permitted by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the event of any such transfer, a corresponding SAR and the related option must be transferred to the same person or persons or entity or entities. The holder of a transferred SAR will be bound by the same terms and conditions that governed the SAR during the period that it was held by the participant.


         Phantom Stock Awards. A Phantom Stock Award is a right awarded to a participant in accordance with the terms of an agreement, which entitles the holder to receive cash or shares of common stock of the Company. The Compensation Committee, or the Board, as the case may be, may also grant Phantom Stock Awards to an eligible participant in the Plan. At the Committee's discretion, a Phantom Stock Award may be settled by the terms of the applicable agreement, in cash, common stock or a combination of both. Any payment of common stock shall be based on the fair market value of the common stock on the payment date. The Committee may prescribe that a participant's rights shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the agreement governing the grant. The Committee may prescribe that the Phantom Stock Awards shall become nonforfeitable based on certain criteria, such as the Company's return on equity, earnings per share, total earnings, earnings growth, return on capital or return on assets.

         Generally, Phantom Stock Awards may not be transferred except by will or through the laws of descent and distribution. A grant of a Phantom Stock
Award may provide, however, that such an award may be transferred by a participant to children, grandchildren, spouse, one or more family-related trusts, provided that the participant may not receive any consideration for such a transfer.

         Performance Awards. A Performance Award is a right denominated in cash or in Common Stock awarded to a participant pursuant to an agreement. The Plan provides that the Committee may provide that a Performance Award become nonforfeitable based on certain criteria, such as the Company's return on equity, earnings per share, total earnings, earnings growth, return on capital or return on assets. Performance Awards may not be transferred except by will or by the laws of descent or distribution.


         A Performance Award shall be exercisable, to the extent that it is nonforfeitable, at the time set forth in the applicable agreement between the participant and the Company. A Performance Award may be settled in cash, Common Stock or in a combination of Cash and Common Stock. Any payment in Common Stock shall be based on the fair market value of the Common Stock on the payment date.

         Leveraged Stock Purchase Awards. A Leveraged Stock Purchase Award is a right awarded to a participant that, in accordance with the terms of an agreement, entitles the holder to purchase Common Stock at the fair market value thereof on the date of purchase by means of a loan to the holder of the Company. The terms of the loan are to be determined by the Committee. The Committee may provide, at its discretion, that the right to exercise a Leveraged Stock Purchase Award will become nonforfeitable, or that the participant's obligation to pay all or some of the principal or accrued interest on the loan will be forgiven based on certain criteria, such as the Company's return on equity, earnings per share, total earnings, earnings growth, return on capital or return on assets.


         Changes in Capital Structure. Subject to any required stockholder action, the number of shares of Company's common stock subject to each outstanding award and the exercise price per each such share of Company's common stock subject to an option or SAR will be proportionately adjusted for any increase or decrease in the number of issued shares of Company's common stock resulting from a subdivision or consolidation of shares of Company's common stock or other capital readjustment or the payment of a stock dividend (but only on the Company's common stock) or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by the Company.

         Thus, if the Reverse Stock Split submitted by the Company's stockholders pursuant to this Proxy Statement is approved, the initial number of shares authorized for issuance pursuant to the Plan would be reduced from 4,500,000 shares to 2,250,000 shares, subject to the increases described in section 5.1 of the Plan. If the Company is the surviving company in a merger or consolidation and unexercised options remain outstanding under the Plan, after the effective date of the merger, each holder of an outstanding option or SAR shall be entitled, upon exercise of that option, to receive, in lieu of Company's common stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, the holder had been the holder of record of a number of shares of Company's common stock equal to the number of shares of Company's common stock as to which that option may be exercised.

         If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation (other than circumstances involving a mere change in the identity, form or place of organization of the Company), or if the Company is liquidated or dissolved, or sells or otherwise disposes of substantially all of its assets to another entity while unexercised options remain outstanding under the Plan, unless provisions are made in connection with the transaction for the continuance of the Plan and/or the assumption or substitution of options or SARs with new options or stock appreciation rights covering the stock of the successor corporation, or the parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, then all outstanding options, SARs and Stock Awards shall be vested as of the effective date of such merger, consolidation, liquidation, dissolution, or sale.

         The Board generally may amend the Plan from time to time, except that, without the approval of the stockholders of the Company, no revision or amendment may change the aggregate number of shares of Company's common stock that may be issued under the Plan. The terms and conditions applicable to any award may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein.

         Federal Income Tax Consequences. Incentive stock options are subject to special federal income tax treatment. No federal income tax is imposed on the option holder upon the grant of the exercise of an incentive stock option if certain "holding period" requirements specified in the Code are fulfilled. If the option holder does not dispose of shares acquired pursuant to the exercise within a specified holding period and if the option holder meets the above-mentioned employment requirements, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option for the disposition of the shares so acquired.

         Upon disposition of the common stock received upon exercise of an incentive stock option after the fulfillment of the holding period requirements by an option holder who meets the certain employment requirements specified in the Code, any appreciation of the shares above the exercise price should constitute capital gain. If an option holder disposes of shares acquired pursuant to the exercise of an incentive stock option prior to the end of the holding period or if an option holder does not meet the above-mentioned employment requirements, the option holder will be treated as having received, at the time of disposition, ordinary income. In such event, the Company may claim a deduction at the same time and in the same amount as the option holder recognizes ordinary income.

         As a general rule, no federal income tax is imposed on the option holder upon the grant of a non-qualified stock option such as those available under the Incentive Plan, and the Company is not entitled to a tax deduction by reason of such a grant. Generally, upon the exercise of a non-qualified stock option, the option holder will be treated as receiving ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price paid for such shares. Upon the exercise of a non-qualified stock option, the Company may claim a deduction at the same time and in the same amount as ordinary income is recognized by the option holder. Upon a subsequent disposition of the shares received upon exercise of a non-qualified stock option, any appreciation after the date of exercise should qualify as capital gain.

         No tax is imposed on an option holder pursuant to a grant of a SAR. Upon exercise of a SAR, the option holder will recognize ordinary income equal to the amount of cash received (or, if payment is made in common stock, the fair market value on the date of exercise of the common stock received), and the Company will be entitled to a corresponding deduction. SARs issued in tandem with incentive stock options under the Plan are intended to satisfy the requirements of applicable federal income tax regulations so as not to disqualify the related incentive stock options form treatment as incentive stock options under section 422 of the Code.


         A grantee who has been granted any stock award under the Plan consisting of common stock that is subject to restrictions will not recognize income for federal income tax purposes at the time of grant, and the Company will not be entitled to a deduction at that time, if the restrictions simultaneously prevent the stock's transfer and constitute a substantial risk of forfeiture for federal income tax purposes. When the restrictions lapse, the grantee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount (if any) paid for the shares, and the Company will be entitled to a corresponding deduction. If dividends are paid in cash to the grantee during the period that the restrictions apply, the dividends will constitute ordinary income to the grantee for federal income tax purposes at the time they are paid, and the Company will be entitled to a corresponding deduction.


         The comments set forth in the above paragraphs are only a summary of certain of the federal tax consequence relating to the Plan. No consideration has been given to the effects of state, local, or other tax laws (including other federal tax laws) on the Plan or grantees thereunder. As a general matter, the company will be subject to federal income tax reporting requirements with respect to all grantees who are employees of the Company.

         In view of the complexity of the tax aspects of transactions involving the grant and exercise of options, SARs and stock awards, and the receipt and disposition of shares of common stock in connection with these and other awards under the Plan, and because the impact of taxes will vary depending on individual circumstances each grantee receiving an award under the Plan should consult his or her own tax advisor to determine the tax consequences in his or her particular circumstances.

         Federal, state or local law may require the withholding of taxes applicable to income resulting from an award. A participant shall be required to make appropriate arrangements with the Company, as the case may be, for satisfaction of any federal, state or local taxes the Company is required to withhold. The Committee or Board administering the Plan may, in its discretion and subject to such rules as it may adopt, permit the participant to pay all or a portion of the federal, state or local withholding taxes arising in connection with an award by electing to have the Company withhold shares of Company's common stock having a fair market value on the date specified in the rules adopted by the Committee or Board of Directors administering the Plan equal to the amount to be withheld.

         Approval of the Plan requires the affirmative vote of a majority of the outstanding Company's common stock present and entitled to vote at the Annual Meeting.

         The Board unanimously recommends that the stockholders vote "for" the adoption of the Plan.

                               SECURITY OWNERSHIP


     The following table sets forth, as of February 26, 1999, the record date, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than five percent of the Company's common stock, by each director and nominee, and by all officers and directors as a group, based upon information furnished to the Company by such stockholders, officers and directors.




Name and Address                                 Number of Shares                  Percent
of Beneficial Owner                              Beneficially Owned                of Shares
-------------------                              ------------------               ---------
Robert A. Bourne                                          0                            --
400 East South Street
Orlando, Florida  32801


G. Richard  Hostetter, Esq. (IRA)                      5,479 (2)                       (3)
SunTrust Bank of Chattanooga, N.A.

P.O. Box 1638
Mail Code M0321
Chatanooga, TN  37401

Richard C. Huseman                                        0                            --
3300 University Boulevard, Suite 251
Winter Park, Florida  32792

J. Joseph Kruse                                           0                            --
494 Woonasquatucket Avenue, Unit 114
North Providence, RI  02911

James M. Seneff, Jr.                                  20,000 (1)                       (3)
400 East South Street
Orlando, Florida  32801


All directors and executive                           25,479 (1) (2)                   (3)
officers as a group (ten persons)




(1) Represents shares held by CNL Group, Inc., of which Mr. Seneff is Chief Executive Officer, Chairman of the Board of Directors, director, and a principal stockholder.


(2) Represents shares held by SunTrust Bank of Chattanooga, on behalf of Mr. Hostetter , in an individual retirement account.


(3)  Less than one percent.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

     Based solely upon a review of Section 16(a) reports furnished to the Company for fiscal year 1998, written representations that no other reports were required and other information known to the Company, the Company believes that the Reporting Persons have complied with all filing requirements for fiscal year 1998.

                              CERTAIN TRANSACTIONS


     All of the executive officers of the Company are executive officers of Fund Advisors, a wholly owned subsidiary of CNL Group, Inc., of which Messrs. Seneff and Bourne are affiliates. In addition, Messrs. Seneff and Bourne, Ms. Rose and Ms. Wall are executive officers of CNL Securities Corp., the managing dealer of the Company's prior offerings of shares of common stock, and a wholly owned subsidiary of CNL Group, Inc. Messrs. Seneff and Bourne are directors of the Company, Fund Advisors and CNL Securities Corp., and Ms. Rose is a director of Fund Advisors. Administration of the day-to-day operations of the Company is provided by Fund Advisors, pursuant to the terms of an advisory agreement (the "Advisory Agreement"). Fund Advisors also serves as the Company's consultant in connection with policy decisions to be made by the Company's Board of Directors, manages the Company's properties and renders such other services as the Board of Directors deems appropriate. Fund Advisors also bears the expense of providing the executive personnel and office space to the Company. Fund Advisors is at all times subject to the supervision of the Board of Directors of the Company and has only such functions and authority as the Company may delegate to it as the Company's agent.

     CNL Securities Corp. received selling commissions amounting to 7.5% of the total amount raised from the sale of shares of common stock for services in connection with the offering of shares, a substantial portion of which has been or will be paid as commissions to other broker-dealers. For the year ended December 31, 1998, the Company had incurred $28,914,297 of such fees, of which approximately $26,033,446 was paid by CNL Securities Corp. as commissions to other broker-dealers.

     In addition, CNL Securities Corp. received a marketing support and due diligence expense reimbursement fee equal to 0.5% of the total amount raised from the sale of shares, a substantial portion of which was reallowed to other broker-dealers. For the year ended December 31, 1998, the Company had incurred $1,927,620 of such fees, the majority of which were reallowed to other broker-dealers and from which all bona fide due diligence expenses were paid.

     CNL Securities Corp. is also entitled to receive, in connection with each of the Company's offerings of common stock to date, a soliciting dealer servicing fee payable annually by the Company beginning on December 31 of the year following the year in which the offering terminates in the amount of 0.20% of the stockholders' investment in the Company. CNL Securities Corp. in turn may re-allow all or a portion of such fee to soliciting dealers whose clients purchased shares in such offering and who held shares on such date. As of December 31, 1998, the Company had incurred $300,206 of such fees relating to the initial offering which terminated in February 1997.

     During 1998, Fund Advisors received acquisition fees for services in identifying the properties and structuring the terms of the acquisition and leases of the properties and structuring the terms of the mortgage loans equal to 4.5% of the total amount raised from the sale of shares. For the year ended December 31, 1998, the Company had incurred $17,317,297 of such fees.

     For negotiating secured equipment leases and supervising the secured equipment lease program, Fund Advisors will be entitled to receive from the Company a one-time secured equipment lease servicing fee of two percent of the purchase price of the equipment that is the subject of a secured equipment lease. For the year ended December 31, 1998, the Company incurred $54,998 in such fees.

     The Company and Fund Advisors have entered into an Advisory Agreement pursuant to which Fund Advisors will receive a monthly asset management fee of one-twelfth of 0.60% of the Company's real estate asset value (generally, the total amount invested in the properties as of the end of the preceding month, exclusive of acquisition fees and acquisition expenses), plus one-twelfth of 0.60% of the Company's total principal amount of the mortgage loans as of the end of the preceding month. The management fee, which will not exceed fees which are competitive for similar services in the same geographic area, may or may not be taken, in whole or in part as to any year, in the sole discretion of Fund Advisors. All or any portion of the management fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as Fund Advisors shall determine. For the year ended December 31, 1998, the Company had incurred $1,911,128 of such fees, $60,124 of which has been capitalized as part of the cost of the buildings for properties under construction.

     The term of the Advisory Agreement expires April 19, 1999, subject to successive one-year renewals upon mutual consent of the parties. The Advisory Agreement may be terminated for cause by either party thereto, or by the mutual consent of the parties (by a majority of the independent directors of the Company or a majority of the Board of Fund Advisors, as the case may be), upon 60 days written notice.

     Fund Advisors and its affiliates provide accounting and administrative services to the Company (including accounting and administrative services in connection with the offering of shares) on a day-to-day basis. For the year ended December 31, 1998, the Company incurred a total of $4,292,517 for these services, $3,103,046 of such costs representing stock issuance costs and $1,189,471 representing general operating and administrative expenses, including costs related to preparing and distributing reports required by the SEC.

     During the year ended December 31, 1998, the Company acquired five properties for an aggregate purchase price of approximately $8,770,000 from affiliates of the Company. The affiliates had purchased and temporarily held title to these properties in order to facilitate the acquisition of the properties by the Company. Each property was acquired at a cost no greater than the lesser of the cost of the property to the affiliate (including carrying costs) or the property's appraised value.

     In connection with the acquisition of six properties during the year ended December 31, 1998, the Company incurred $229,153 in development/construction management fees to affiliates of Fund Advisors that were constructed by such affiliates. Such fees were included in the purchase price of the properties and are therefore included in the basis on which the Company charges rent on the properties.

     In connection with the acquisition of properties that are being or have been renovated, subject to approval by the Company's Board of Directors, the Company may incur advisory fees payable to affiliates of the Company. Such fees are included in the purchase price of the properties and are therefore included in the basis on which the Company charges rent on the properties. During the year ended December 31, 1998, the Company incurred $67,389 of such fees relating to three properties.

                              INDEPENDENT AUDITORS

     Upon recommendation of and approval by the Board, including the independent directors, PricewaterhouseCoopers LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year.

     A representative of PricewaterhouseCoopers LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.


                                  OTHER MATTERS

     The Board does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the person(s) named in the enclosed proxy will vote thereon as he or they determine to be in the best interests of the Company.


                        PROPOSALS FOR NEXT ANNUAL MEETING


     Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2000 must be received at the Company's office at 400 East South Street, Orlando, Florida 32801, no later than November __, 1999.


         Under the bylaws of the Company, a stockholder must comply with certain procedures to nominate directors or to propose other matters to be considered at an annual meeting of stockholders. These procedures provide that the stockholders desiring to make nominations for directors or to bring a proper subject before a meeting must do so by notice timely delivered to the secretary of the Company. To be timely, the secretary must receive the notice at the Company's principal executive offices not less than 60 days nor more than 90 days before the anniversary of the preceding year's annual meeting of stockholders. In the case of the Company's annual meeting of stockholders in 2000, the secretary of the Company must receive notice of any such proposal no earlier than February 13, 2000 and no later than March 14, 2000 (other than proposals intended to be included in the proxy statement and form of proxy which, as noted above, must be received by November __, 1999. Generally, such notice must set forth: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);(ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner. The Chairman of the annual meeting shall have the power to declare that any proposal not meeting these and any other applicable requirements imposed by the bylaws shall be disregarded. A copy of the bylaws may be obtained without charge on written request addressed to CNL American Properties Fund, Attn. Corporate Secretary, 400 E.
South Street, Orlando, Florida 32801.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1998, accompanies this Proxy Statement.

                                         By Order of the Board of Directors,

                                         /s/ Lynn E. Rose
                                         -------------------------
                                         Lynn E. Rose
                                         Secretary

March ____, 1999
Orlando, Florida

                                    EXHIBIT A

                              ARTICLES OF AMENDMENT

                                       TO

               THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                       CNL AMERICAN PROPERTIES FUND, INC.

         CNL AMERICAN PROPERTIES FUND, INC., a Maryland corporation having its principal office at 32 South Street, Baltimore, Maryland 21202 (hereinafter, the "Company"), does hereby certify to the Department of Assessments and Taxation of the State of Maryland, that:

         FIRST:   The name of the Company is CNL American Properties Fund, Inc.

         SECOND: Section 7.1 of Article VII of the Amended and Restated Articles of Incorporation of the Company is hereby deleted in its entirety and amended to read as follows:

         "SECTION 7.1 Authorized Shares. The capital stock of the Company shall be divided into Equity Shares. The total number of Equity Shares which the Company is authorized to issue is one hundred forty three million five hundred thousand (143,500,000) shares, consisting of sixty two million five hundred thousand (62,500,000) Common Shares (as defined and described in Section 7.2(ii)), three million (3,000,000) Preferred Shares (as defined in Section 7.3 hereof) and seventy eight million (78,000,000) Excess Shares (as defined in
Section 7.7 hereof). All shares shall be fully paid and nonassessable when issued. Shares may be issued for such consideration as the Directors determine or, if issued as a result of a share dividend or share split, without any consideration."

         THIRD: The amendment to the Amended and Restated Articles of Incorporation of the charter of the Company as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Company.

         FOURTH: Upon the filing with the Department of Assessments and Taxation of the State of Maryland of these Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company, whereby Section 7.1 of
Article VII, is amended to read as set forth herein (the "Filing"), each two shares of Common Shares issued and outstanding and held of record by each stockholder of the Company immediately prior to the Filing shall, automatically and without the need for any further action on the part of any stockholder, be combined into one (1) validly issued, fully paid and nonassessable share of Common Shares, par value $.01 per share. No scrip or fractional shares will be issued by reason of this amendment, but in lieu thereof the Company will pay to any such holder of a fractional share an amount of cash for such fractional share based on a per share value of $20.00.

         FIFTH: (a) The total number of shares of all classes of stock of the Company heretofore authorized, and the number and par value of the shares of each class, were as follows:

                           The total  number of Equity  Shares which the Company
was authorized to issue was two hundred six million (206,000,000) shares, consisting of one hundred twenty five million (125,000,000) Common Shares, three million (3,000,000) Preferred Shares and seventy-eight million (78,000,000) Excess Shares. The par value of the Common Shares and Excess Shares was $.01 per share and the aggregate par value of all of the authorized shares of all classes of capital stock having a par value was $2,030,000.00. Preferred Shares had not been assigned a par value.

                           (b) The total  number of  shares  of all  classes  of
stock of the Company as increased, and the number and par value of the shares of each class, are as follows:

                           The total  number of Equity  Shares which the Company
is authorized to issue is one hundred forty three million five hundred thousand (143,500,000) shares, consisting of sixty two million five hundred thousand (62,500,000) Common Shares, three million (3,000,000) Preferred Shares and seventy eight million (78,000,000) Excess Shares. The par value of the Common Shares and Excess Shares remains $.01 per share and the aggregate par value of all of the authorized shares of all classes of capital stock having a par value is $1,405,000.00. Preferred Shares have not been assigned a par value.

         SIXTH: These Articles of Amendment do not change the information required by subsection (b)(2)(i) of Section 2-607 of the General Corporation Law of Maryland.

         IN WITNESS WHEREOF, these Articles of Amendment are hereby executed by Robert A. Bourne, the President of the Company, who hereby acknowledges that the Articles of Amendment are the act of the Company, and who does hereby state under the penalties of perjury that the matters and facts set forth herein with respect to authorization and approval of such Articles are true in all material respects to the best of his knowledge, information and belief.


                                              CNL American Properties Fund, Inc.

                                    By:
                                              ---------------------------------

                                    Name:     Curtis B. McWilliams

                                    Title:    President
                                    Date:     ________________, 1999

ATTEST


By:      ____________________
         Lynn E. Rose
         Secretary

Date:  _________, 1999

                                    Exhibit B





                       CNL AMERICAN PROPERTIES FUND, INC.






                         1999 PERFORMANCE Incentive PLAN



                                    ARTICLE I


                                    PURPOSES


         The Plan is intended to assist CNL American Properties Fund, Inc. (the "Company") and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options") and Options not so qualifying, and the grant of stock appreciation rights ("SARs"), Stock Awards, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes. All capitalized terms used herein are defined below in
Article II.



                                   ARTICLE II

                                   DEFINITIONS

         2.1. Affiliate means (i) any entity that directly or indirectly, is controlled by, or controls or is under common control with the Company, and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

         2.2. Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, Option , SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award granted to such Participant.

         2.3.     Board means the Board of Directors of the Company.

         2.4.     Change of Control means:

                 (a) a "person" or "group" (which terms shall have the meaning they have when used in Section 13(d) of the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company) becomes (other than solely by reason of a repurchase of voting securities by the Company), the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of forty percent (40%) or more of the combined voting power of the Company's then total outstanding voting securities;

                 (b) the Company consolidates with or merges with or into another corporation or partnership or conveys, transfers or leases, in any transaction or series of transactions, all or substantially all of its assets to any corporation or partnership, or any corporation or partnership consolidates with or merges with or into the Company, in any event pursuant to a transaction in which the outstanding voting stock of the Company is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding voting securities of the Company are changed into or exchanged for voting securities of the surviving corporation and
(ii) the persons who were the beneficial owners of the Company's voting securities immediately prior to such transaction beneficially own immediately after such transaction 50% or more of the total outstanding voting power of the surviving corporation, or the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution.

         2.5. Code means the Internal Revenue Code of 1986, and any amendments thereto.

         2.6. Committee means either (i) the Board or (ii) a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is expected, but not required, to be a "Non-Employee Director" (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) and an "outside director" (within the meaning of Code section 162(m)) to the extent Rule 16b-3 of the Exchange Act and Code section 162(m), respectively, are at such time applicable to the Company and the Plan. If at any time such a committee has not been so designated, the Board shall constitute the Committee.


         2.7. Common Stock means the common stock, $0.01 par value, of the Company.

         2.8. Company means CNL American Properties Fund, Inc., a Maryland corporation.

         2.9. Consultant means any person performing consulting or advisory services for the Company or any

Affiliate, with or without compensation, to whom the Committee chooses to grant a Stock Award, Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award in accordance with the Plan.

         2.10. Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

         2.11. Director means a member of the Company's Board of Directors.

         2.12. Disability shall have the meaning provided for in Section 22(e)(3) of the Code or any successor statute thereto.

         2.13. Exchange Act means the Securities Exchange Act of 1934, as amended.

         2.14. Fair Market Value means, on any given date, the current fair market value of the shares of Common Stock as determined pursuant to subsection
(a) or (b) below.

                 (a) While the Company is a Public Company, Fair Market Value shall be determined as follows: (i) if the Common Stock is traded on the Nasdaq SmallCap or National Market or listed on a national securities exchange, the closing price of the Common Stock on the determination date on the exchange on which the Common Stock is principally traded, or, if there are no sales on such date, then on the next preceding date on which there were sales of Common Stock,
(ii) if the Common Stock is not traded on the Nasdaq SmallCap or National Market or listed on a national securities exchange, the closing price last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the determination date, or, if no sales are reported on such date, then on the next preceding date on which there where such quotations or (iii) if the Common Stock is not traded in the over-the-counter market, the price determined by the Company's Board of Directors on the basis of the quarterly valuation of the Company's assets.

                 (b) Notwithstanding subsections (a) and (b) of this Section, in all cases, Fair Market Value shall not be less than the par value of the Common Stock.

                 (c) For purposes of this Section, the term "Public Company" means the Company, subsequent to the effective date of the Plan, has sold securities pursuant to an effective registration statement filed pursuant to the Securities Act and is subject to the reporting and information requirements under the Exchange Act, and the term "Non-Public Company" means the Company has not sold securities pursuant to an effective registration statement filed pursuant to the Securities Act and is not subject to the reporting and information requirements under the Exchange Act.

         2.15. Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant.

         2.16. Incentive Stock Option means an Option qualifying for special tax treatment under Section 422 of the Code.

         2.17. Leveraged Stock Purchase Award means a right awarded to a Participant under Article XI that, in accordance with the terms of an Agreement, entitles the holder to purchase shares of Common Stock at the Fair Market Value thereof on the date of the purchase by means of a loan to the holder by the Company.
         2.18. Nonqualified Stock Option means an option which is not an Incentive Stock Option.

         2.19. Option means a stock option that is either a Nonqualified Stock Option or Incentive Stock

Option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

         2.20. Optionee means the employee, Director or Consultant to whom an Option is granted.

         2.21. Parent Corporation means a corporation which is with respect to the Company a parent corporation as defined in Section 424 of the Code.


         2.22. Participant means an employee of the Company or an Affiliate, a Director or a Consultant who satisfies the requirements of Article IV and is selected by the Committee to receive a Stock Award, Option, SAR, Phantom Stock Award, Performance Award, Leveraged Stock Purchase Award or a combination thereof.

         2.23. Performance Award means a right denominated in cash or in shares of Common Stock awarded to a Participant under Article IX that, in accordance with the terms of an Agreement, entitles the holder to receive cash or shares of Common Stock. A Performance Award may be referred to as a Performance Share Award to the extent that it is denominated in shares of Common Stock.

         2.24.  Phantom Stock Award means a right awarded to a Participant under
Article X that, in accordance with the terms of an Agreement, entitles the holder to receive shares of Common Stock, or cash in an amount equal to the Fair Market Value thereof, as determined by the Committee, without payment of any amounts by the holder (except to the extent otherwise required by law).

         2.25 .   Plan means this 1999  Performance Incentive Plan.

         2.26. SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to such share of Common Stock encompassed by the exercise of such SAR, the excess of its Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

         2.27   Securities Act means the Securities Act of 1933, as amended.

         2.28.  Stock Award means Common Stock  awarded to a  Participant  under
Article VIII. A Stock Award may be or include an award of restricted stock.

         2.29 . Stockholder means the holder of Common Stock issued under the Plan as a result of exercise of an Option , SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award or grant of a Stock Award.

         2.30. Subsidiary Corporation means a corporation which is with respect to the Company a subsidiary corporation as defined in Section 424 of the Code.

         2.31. Termination of Employment means unless provided otherwise by the Committee, an employee has ceased to be employed by the Company or an Affiliate, a director has ceased to be a member of the Board of Directors of the Company or an Affiliate, or a Consultant has ceased to have a consulting relationship with the Company or an Affiliate.

         2.32. Ten Percent Shareholder means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent Corporation or a Subsidiary Corporation. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a company, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary, all as required by Section 424(d) of the Code.


                                   ARTICLE III

                                 ADMINISTRATION


         The Committee shall have authority to grant Stock Awards, Options , SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option , SAR or Leveraged Stock Purchase Award or on the transferability or forfeitability of a Stock Award, Phantom Stock Award or Performance Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option , SAR or Leveraged Stock Purchase Award may be exercised, or the time at which a Stock Award, Phantom Stock Award or Performance Award may become transferable or nonforfeitable or the time at which it may be settled. The Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Board or the Committee or in connection with the administration of this Plan shall be final and conclusive on all persons having an interest in the Plan. No member of the Board or the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Stock Award, Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award. All expenses of administering this Plan shall be borne by the Company. If no Committee is appointed by the Board, the Board shall constitute the Committee.

         The Committee, in its discretion, may delegate to one or more officers of the Company, all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegates that were consistent with the terms of the Plan. Furthermore, the mere fact that a Committee member shall fail to qualify as a "non-employee Director" or "outside director" within the meaning of Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, respectively, shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan.



                                   ARTICLE IV

                                   ELIGIBILITY

         Any employee of the Company or an Affiliate (including a company that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Company or an Affiliate (including a company that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Only employees of the Company, a Subsidiary Corporation or a Parent Corporation are eligible to receive Incentive Stock Options.


                                    ARTICLE V

                              STOCK SUBJECT TO PLAN


         5.1. Maximum Shares for Delivery. The maximum number of shares of Common Stock that may be delivered to Participants under the Plan pursuant to
Stock Awards and exercise of Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards shall be four million five hundred thousand (4,500,000) shares, plus any Common Stock that is represented by awards granted under the Plan of the Company, which are forfeited, expired or canceled without the delivery of Common Stock or which result in the forfeiture of Common Stock back to the Company, provided, that subject to the provisions of Article IX of the Plan, the aggregate number of shares of Common Stock that may be issued pursuant to Options, SARs , Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards granted under the Plan shall increase automatically to nine million (9,000,000) shares and twelve million (12,000,000) shares respectively, when the Corporation has issued and outstanding one hundred and fifty million (150,000,000) shares and two hundred million (200,000,000) shares, respectively, of Common Stock.

         5.2. Shares Subject to Plan. The shares of Common Stock issued may be shares of authorized but unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Company. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article XIII.

         5.3. Individual Limit. The maximum number of shares of Common Stock with respect to which Options, SARs, Stock Awards, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards may be granted to any one Participant during any one calendar year shall be seven hundred and fifty thousand (750,000) shares.

         5.4. Incentive Stock Option Limit. The maximum number of shares of Common Stock that may be issued under Options granted under the Plan that are intended to be Incentive Stock Options shall be four million five hundred thousand (4,500,000) shares.

         5.5. Reallocation of Shares. If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR that is settled with Common Stock, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options, SARs , Stock Awards, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Options, SARs , Stock Awards, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards to be granted under this Plan.


                                   ARTICLE VI

                                     OPTIONS

         6.1 Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards. The Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such Option. An individual must be an employee of the Company, a Subsidiary Corporation or a Parent Corporation to be eligible to be granted an Incentive Stock Option.

         6.2 Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Board on the date of grant; provided, however, that the exercise price per share shall not be less than one hundred percent 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted and the exercise price per share of Common Stock for an Option that is an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the exercise price per share of Common Stock subject to an Option that is an Incentive Stock Option granted to an individual who is or is deemed to be a Ten Percent Shareholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted.

         6.3 Maximum Option Period. Unless provided otherwise in this Agreement, the maximum period in which an Option may be exercised shall be ten years, except that no Option that is an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Shareholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option that is an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

         6.4 Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Company, a subsidiary Corporation or Parent Corporation) exceeds $100,000, the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This paragraph will be applied by taking Incentive Stock Options into account in the order in which they are granted.

         6.5 Nontransferability. Except as provided in Section 6.6, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except to the extent an Option is transferred in accordance with Section 6.6, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.


         6.6 Transferable Options. Section 6.5 to the contrary notwithstanding, if the Agreement so provides, an Option that is not an Incentive Stock Option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

         6.7 Vesting and Termination of Employment. Except as provided in an Option Agreement, the following rules shall apply:

                 (a) Options will vest as provided in the Option Agreement. An Option will be fully vested upon the occurrence of a Change of Control prior to the Participant's Termination of Employment. An Option will be exercisable only to the extent that it is vested on the date of exercise. Vesting of an Option will cease on the date of the Optionee's Termination of Employment and the Option will be exercisable only to the extent the Option is vested on the date of Termination of Employment.

                 (b) If the Optionee's Termination of Employment is for reason of death or Disability, the right to exercise the Option (to the extent vested) will expire on the earlier of (i) one (1) year after the date of the Optionee's Termination of Employment, or (ii) the expiration date under the terms of the Agreement. Until the expiration date, the Optionee's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.6.

                 (c) If the Optionee's Termination of Employment is by reason of the Optionee's retirement from service of the Company and its Affiliates as determined by the Board, the right to exercise the Option (to the extent that it is vested) will expire on the earlier of (i) three (3) years after the date of the Optionee's Termination of Employment, or (ii) the expiration date under the terms of the Agreement.

                 (d) If the Optionee's Termination of Employment is for any reason other than death, Disability or retirement, the right to exercise the Option (to the extent that it is vested) will expire on the earlier of (i) three
(3) months after the date of the Optionee's Termination of Employment, or (ii) the expiration date under the terms of the Agreement. However, if the Option would then expire during the Pooling Period and the Common Stock received upon the exercise of the Option would be subject to the Pooling Period transfer restrictions, then the right to exercise the Option will expire ten (10) calendar days after the end of the Pooling Period. "Pooling Period" means the period in which property is subject to restrictions on transfer in compliance with the "Pooling of Interests Accounting" rules set forth in the Securities and Exchange Commission Accounting Series Releases 130 and 135. If Termination of Employment is for a reason other than the Optionee's death, disability or retirement and the Option holder dies after his or her Termination of Employment but before the right to exercise the Option has expired, the right to exercise the Option shall expire on the earlier of (i) one (1) year after the date of the Optionee's Termination of Employment, or (ii) the date the Option expires under the terms of the Agreement, and, until expiration, the Optionee's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.6.

         6.8 Forfeiture for Cause. Notwithstanding any provision of the Plan to the contrary, unless provided otherwise in an Option Agreement, all unexercised Options granted to an Optionee whose Termination of Employment is for "cause" shall terminate and be forfeited by the Optionee. A termination of Employment shall be for cause if it is by reason of (i) conduct related to the Optionee's service to the Company or an Affiliate for which either criminal or civil penalties against the Optionee may be sought, (ii) material violation of Company policies, or (iii) disclosing or misusing any confidential information or material concerning the Company or Affiliate. An Optionee may be released from the forfeiture provisions of this section if the Committee (or its duly appointed agent) determines in its sole discretion that such action is in the best interests of the Company.

         6.9. Exercise. The Option holder must provide written notice to the Secretary of the Company of the exercise of Options and the number of Options exercised. Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. An Option may not be exercised with respect to fractional shares of Common Stock. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

         6.10. Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee. Unless otherwise provided by the Agreement, payment of all or part of the Option price may also be made by surrendering shares of Common Stock to the Company that have been held for at least six (6) months prior to the date of exercise. If Common Stock is used to pay all or part of the Option price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised. In accordance with such procedures as the Committee may determine, the Committee may approve payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder's written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer.

Wherever in this Plan or any Agreement a Participant is permitted to pay the exercise price of an Option or SAR or taxes relating to the exercise of an Option or SAR by delivering Common Stock, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Common Stock, in which case the Company shall treat the Option or SAR as exercised without further payment and shall withhold such number of Common Stock from the Common Stock acquired by the exercise of the Option or SAR.

         6.11. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to his or her Option until the date of exercise of such Option.

         6.12. Stock Certificate Legends. The Company may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under the Plan be endorsed with a legend in substantially the following form:


                  The shares evidenced by this certificate may not be sold or transferred prior to ________, 19__, in the absence of a written statement from the Company to the effect that the Company is aware of the facts of such sale or transfer.


The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option. Upon delivery to the Company, at its principal executive office, of a written statement to the effect that such shares have been sold or transferred prior to such date, the Company does hereby agree to promptly deliver to the transfer agent for such shares a written statement to the effect that the Company is aware of the fact of such sale or transfer.


         6.13. Disposition of Stock. A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant.

Such notice shall be in writing and directed to the Secretary of the Company.

                                   ARTICLE VII


                                      SARS


         7.1. Award. In accordance with the provisions of Article IV, the Board will designate each individual to whom SARs are to be granted and will specify the number of shares covered by such awards. In addition no Participant may be granted Corresponding SARs (under all Incentive Stock Option plans of the Company and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

         7.2. Maximum SAR Period. The maximum period in which an SAR may be exercised shall be determined by the Board on the date of grant, except that no Corresponding SAR that is related to an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such related Option was granted. In the case of a Corresponding SAR that is related to an Incentive Stock Option granted to a Participant who is or is deemed to be a Ten Percent Shareholder, such Corresponding SAR shall not be exercisable after the expiration of five years from the date such related Option was granted. The terms of any Corresponding SAR that is related to an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

         7.3. Nontransferability. Except as provided in Section 7.4, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

         7.4. Transferable SARs. Section 7.3 to the contrary notwithstanding, if the Agreement so provides, a SAR may be transferred by a Participant to the children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only
partners;   provided,   however,   that  a  Participant   may  not  receive  any
consideration for the transfer. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant.

         7.5. Exercise. Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

         7.6. Employee Status. If the terms of any SAR provide that it may be exercised only during employment or within a specified period of time after Termination of Employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

         7.7. Settlement. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional shares will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

         7.8. Shareholder Rights. No Participant shall, as a result of receiving an SAR award, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

                                  ARTICLE VIII

                                  STOCK AWARDS

         8.1. Award. In accordance with the provisions of Article IV, the Board will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards.

         8.2. Vesting. The Board, on the date of the award, may prescribe that a Participant's rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

         8.3. Performance Objectives. In accordance with Section 8.2, the Board may prescribe that Stock Awards will become vested or transferable or both based on objectives such as, but not limited to, the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value. If the Board, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Committee certifies that such objectives have been achieved.

         8.4.     Stock Legends and Related Matters.

                 (a) The Committee, on behalf of the Company, may endorse such legend or legends upon the certificates representing the shares of Common Stock, and may issue such "stop transfer" instructions as it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of any agreement between the Company or an Affiliate and the Participant with respect to such shares.

                 (b) The Committee may require that a Participant, as a condition to receipt of a particular award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person's own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that, to the extent permitted by the terms of the award, any subsequent resale or distribution of Shares by the Participant shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement has become effective and is current with regard to the shares being sold, or
(ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.


The Committee may delay any award, issuance or delivery of shares of Common Stock if it determines that listing, registration or qualification of the shares or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

         8.5. Employee Status. In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

         8.6. Nontransferability. Except as provided in Section 8.7, Stock Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in a Stock Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

         8.7. Transferable Stock Awards. Section 8.6 to the contrary notwithstanding, if the Award so provides, a Stock Award may be transferred by a Participant to the children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of a Stock Award transferred pursuant to this section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant.

         8.8. Stockholder Rights. Prior to their forfeiture (in accordance with the applicable Agreement) and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

                                   ARTICLE IX


                              PHANTOM STOCK AWARDS

         9.1. Award. In accordance with the provisions of Article IV, the Board shall designate each individual to whom Phantom Stock Awards are to be granted and shall specify the number of shares included in such awards.

         9.2. Vesting. The Board, on the date of the award, may prescribe that a Participant's rights in the Phantom Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

         9.3. Performance Objectives. In accordance with Section 9.2, the Board may prescribe that Phantom Stock Awards will become nonforfeitable based on objectives such as, but not limited to, the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value.

         9.4. Nontransferability. Except as provided in Section 9.5, Phantom Stock Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in a Phantom Stock Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

         9.5. Transferable Phantom Stock Awards. Section 9.4 to the contrary notwithstanding, if the Award so provides, a Phantom Stock Award may be transferred by a Participant to his or her children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of a Phantom Stock Award transferred pursuant to this section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant.

         9.6. Employee Status. In the event that the terms of any Phantom Stock Award provide that it shall become nonforfeitable only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

         9.7. Settlement. A Phantom Stock Award shall be settled, to the extent that it is nonforfeitable, at the time set forth in the applicable Agreement. At the Committee's discretion, the Phantom Stock Award may be settled in cash, Common Stock, or a combination of cash and Common Stock. Any payment to be made in cash shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Common Stock shall be based on the Fair Market Value of the Common Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

         9.8. Shareholder Rights. No Participant shall, as a result of receiving a Phantom Stock Award, have any rights as a stockholder of the Company or any Affiliate until the date that the Phantom Stock Award is exercised and then only to the extent that the Phantom Stock Award is settled by the issuance of Common Stock.


                                    ARTICLE X

                               PERFORMANCE AWARDS

         10.1. Award. In accordance with the provisions of Article IV, the Board shall designate each individual to whom a Performance Award is to be made and shall specify the amount of such award. The amount may be denominated in cash or in shares of Common Stock.

         10.2. Vesting. The Board, on the date of the award, may prescribe that a Participant's rights in the Performance Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

         10.3. Performance Objectives. In accordance with Section 10.2, the Board may prescribe that Performance Awards will become nonforfeitable based on objectives such as, but not limited to, the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value.

         10.5. Employee Status. In the event that the terms of any Performance Award provide that it becomes nonforfeitable only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

         10.6. Nontransferability. Performance Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in a Performance Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

         10.7. Settlement. A Performance Award shall be settled, to the extent that it is nonforfeitable, at the time set forth in the applicable Agreement. At the Committee's discretion or as set forth in the Agreement, the Performance Award may be settled in cash, Common Stock, or a combination of cash and Common Stock. Any payment to be made in cash shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Common Stock shall be based on the Fair Market Value of the Common Stock on the payment date.

         10.8. Shareholder Rights. No Participant shall, as a result of receiving a Performance Share Award, have any rights as a stockholder of the Company or any Affiliate until the date that the Performance Share Award is settled and then only to the extent that the Performance Share Award is settled by the issuance of Common Stock.


                                   ARTICLE XI

                         LEVERAGED STOCK PURCHASE AWARDS

         11.1. Award. In accordance with the provisions of Article IV, the Board shall designate each individual to whom Leveraged Stock Purchase Awards are to be granted and shall specify the number of shares of Common Stock covered by such awards.

         11.2. Vesting. The Board, on the date of the award, may prescribe that a Participant's right to exercise a Leveraged Stock Purchase Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

         11.3. Performance Objectives. In accordance with Sections 11.2 and 11.4, the Board may prescribe that a Participant's right to exercise a Leveraged Stock Purchase Award will become nonforfeitable, or the participant's obligation to pay some or all of the principal or accrued interest on the loan will be forgiven, based on objectives such as, but not limited to, the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value.

         11.4. Purchase Loan. The terms on which a loan is made pursuant to a Leveraged Stock Purchase Award, including without limitation the term of the loan, the interest charged on the loan, any security for the loan, any prepayment rights or obligations, and any provisions for the forgiveness of all or a portion of the principal or accrued interest on the loan, shall be determined by the Committee in its complete discretion at the time such loan is made, subject to any restrictions thereon that may be set forth in the Agreement and any requirements of applicable law, and provided that the amount of the loan may not exceed the Fair Market Value of the shares of Common Stock purchased with the loan. Notwithstanding anything to the contrary in this Section 11, the Company shall not be required to make any loan pursuant to a Leveraged Stock Purchase Award if the making of such loan would (i) cause the Company to violate any covenant or similar provision in any indenture, loan agreement or other agreement, or (ii) violate any applicable federal, state or local law.

         11.5. Nontransferability. Leveraged Stock Purchase Awards granted under this Plan shall be nontransferable.

         11.6. Exercise. Subject to the provisions of this Plan and the applicable Agreement, a Leveraged Stock Purchase Award may be exercised in whole or in part to the extent that it is nonforfeitable at the time and in the manner prescribed by the Committee.

         11.7. Employee Status. In the event that the terms of any Leveraged Stock Purchase Award provide that the Participant's right to exercise it shall become nonforfeitable only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

         11.8. Shareholder Rights. No Participant shall, as a result of receiving a Leveraged Stock Purchase Award, have any rights as a stockholder of the Company or any Affiliate until the date that the Leveraged Stock Purchase Award is exercised.


                                   ARTICLE XII

                           CHANGE IN CAPITAL STRUCTURE

         The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards hereunder shall be appropriately adjusted in such a manner as to entitle a holder to receive, for the same aggregate cash consideration, the same total number and class of shares as he would have received had the Optionee exercised his or her Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award or received his or her Stock Award in full immediately prior to the event requiring the adjustment; and (ii) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of Common Stock that would have been received by the owner of an equal number of outstanding shares of each class of Common Stock as the result of the event requiring the adjustment.

         After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving company, each holder of an Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award shall, at no additional cost, be entitled upon exercise of Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares of Common Stock equal to the number and class of shares as to which such Option, SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award shall be so exercised.

         If the Company is merged into or consolidated with another company under circumstances where the Company is not the surviving company, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another company while unvested Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards or Leveraged Stock Purchase Awards remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such awards, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards shall be vested as of the effective date of any such merger, consolidation, liquidation, or sale (the "corporate event").

         Except as previously expressly provided, neither the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options.

         Adjustment under the preceding provisions of this section will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interests will be issued under the Plan on account of any such adjustment. No adjustment will be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option under the Code.

         The Board may grant Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.1), the terms of such substituted Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock
Purchase Awards shall be as the Board, in its discretion, determines is appropriate.


                                  ARTICLE XIII


                             COMPLIANCE WITH LAW AND
                          APPROVAL OF REGULATORY BODIES


         No Option , SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's Common Stock may then be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option , SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option , SAR, Phantom Stock Award or Leveraged Stock Purchase Award shall be exercisable, no Stock Award or Performance Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.


                                   ARTICLE XIV


                               GENERAL PROVISIONS


         14.1. Tax Withholding. Whenever the Company proposes or is required to distribute Common Stock under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Company may withhold from the Common Stock to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any Federal, state and local tax withholding requirements.

         14.2. Employee Status. For purposes of determining the applicability of
Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option, SAR , Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award provide such award may be exercised only during employment or within a specified period of time after Termination of Employment or that a Stock Award or Performance Award shall become transferable and nonforfeitable only after completion of a specified period of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

         14.3. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

         14.4. Holding Period. Notwithstanding anything to the contrary in the Plan, Common Stock acquired through the exercise of an Option, SAR , Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award granted, or the grant of a Stock Award, to a Committee member may not be disposed of by such member during the six-month period beginning on the date the Option, SAR , Stock Award, Phantom Stock Award, Performance Award or Leveraged Stock Purchase is granted to such Committee member.

         14.5. Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

         14.6. Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         14.7. Choice of Law. The Plan and all Agreements entered into under the Plan shall be interpreted under the laws of the State of Maryland, without regard to its conflict of laws provisions.

                                   ARTICLE XV


                                    AMENDMENT


         The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Stock Award, Option , SAR, Phantom Stock Award, Performance Award or Leveraged Stock Purchase Award outstanding at the time such amendment is made.


                                   ARTICLE XVI


                    EFFECTIVE DATE OF PLAN, DURATION OF PLAN


               16.1 The Plan became effective as of February 23, 1999 upon adoption by the Board, subject to approval within one (1) year by the holders of a majority of the shares of Common Stock.

               16.2 Unless  previously  terminated,  the Plan will terminate ten
(10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders, except that Stock Awards, Options, SARs, Phantom Stock Awards, Performance Awards and Leveraged Stock Purchase Awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the awards terminate or are exercised.


Date:____________________            CNL American Properties Fund, Inc.

                                     By:__________________________________

                                     Name:________________________________

                                     Title:_______________________________


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P R O X Y        CNL AMERICAN PROPERTIES FUND, INC.                                 PROXY     CNL AMERICAN PROPERTIES FUND, INC.

The undersigned  hereby appoints James M. Seneff,  Jr. and Robert A. Bourne, and    Please mark only one box for each item.
each of them, as proxies,  with full power of  substitution in each, to vote all shares of common stock of CNL American  Properties  Fund,  Inc. (the  "Company")
which the undersigned is entitled to vote, at the Annual Meeting of Stockholders
of the Company to be held on May 13, 1999,  at 10:30 a.m.,  local time,  and any    DIRECTORS
adjournment  thereof,  on all matters set forth in the Notice of Annual  Meeting    ---------
and Proxy Statement, dated March ___, 1999, a copy of which has been received by the undersigned, as follows:

Please indicate your director and proposal selections by marking the appropriate    1.  |_|  FOR ALL NOMINEES
box. Detach proxy and return in enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:                     |_|  WITHHOLD FOR ALL NOMINEES

DIRECTORS
---------                                                                               |_|  WITHHOLD AUTHORITY TO VOTE FOR ANY
                                                                                             INDIVIDUAL NOMINEE.  WRITE NUMBER(S)
1.   Election of Five Directors                                                              OF NOMINEE(S) BELOW.
     Nominees:
          1 - Robert A. Bourne                                                               USE NUMBERS ONLY  _________________
          2 - G. Richard Hostetter
          3 - Richard C. Huseman                                                    PROPOSALS
          4 - J. Joseph Kruse                                                       ---------
          5 - James M. Seneff, Jr.
                                                                                    2.  |_|  FOR     |_|  AGAINST     |_|  ABSTAIN
PROPOSALS
---------                                                                           3.  |_|  FOR     |_|  AGAINST     |_|  ABSTAIN

2.    Proposal for a one-for-two  stock split of the Company's common stock (See    4.  |_|  FOR     |_|  AGAINST     |_|  ABSTAIN
      Proxy Statement page ___)
                                                                                        Dated:  ___________________________, 1999
3.    Proposal for the Company's 1999 stock  incentive plan (See Proxy Statement
      page ___)                                                                          _____________________________________

4.    Other Matters:                                                                     _____________________________________
          Grant authority upon such other matters as may come before the Meeting         Signature(s) of Stockholder(s)
          as they determine to be in the best interest of the Company.                           (ALL PARTIES MUST SIGN)

PLEASE  DATE,  SIGN AND  RETURN  YOUR  PROXY  PROMPTLY  IN THE  RETURN  ENVELOPE
PROVIDED.

IF YOU SIGN, DATE AND MAIL YOUR PROXY WITHOUT INDICATING HOW YOU WANT TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE "FOR" THE MATTERS STATED. IF YOU FAIL TO RETURN YOUR PROXY, YOUR PROXY WILL NOT BE COUNTED. EACH STOCKHOLDER IS URGED TO SUBMIT A SIGNED AND DATED PROXY.

IMPORTANT: Please mark this Proxy, date it and sign it exactly as your name(s) appear(s). Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

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